UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  12/31/16_

Item 1. Reports to Stockholders.

Contents

Annual Report
Franklin Mutual Shares Fund	3
Performance Summary	10
Your Fund's Expenses	13
Financial Highlights and Statement of Investments	14
FinancialStatements	27
Notes to Financial Statements	31
Report of Independent Registered
Public Accounting Firm .	45
Tax Information .	46
Board Members and Officers	47
Shareholder Information	51

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual Shares Fund

We are pleased to bring you Franklin Mutual Shares Fund’s annual report for the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large cap equity securities, which may include foreign securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +15.88% for the 12 months ended December 31, 2016. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a total return of +11.96%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

2. Source: Bureau of Labor Statistics.

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Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/16
% of Total
Net Assets
Banks	10.4%
Insurance	9.1%
Pharmaceuticals	7.7%
Oil, Gas & Consumable Fuels	6.6%
Software	6.0%
Tobacco	5.4%
Health Care Equipment & Supplies	5.0%
Food & Staples Retailing	4.9%
Media	4.8%
Communications Equipment	2.3%

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by hedge ?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for most markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late-year market spike. Early-year recession fears steadily faded, with U.S. unemployment reaching new lows for this business cycle. As economic activity picked up, commodity markets also recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, apparently in anticipation of accelerating economic growth and increasing corporate profit driven by expectations of rapid adoption of Republican proposals to decrease regulation and dramatically reduce tax rates.

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a surprise, and was coupled with the unexpected retention of both houses of Congress by the Republican Party. Markets quickly reacted to Trump and Republican policy preferences, with cyclical and regulated sectors, such as banks, posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to the resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. The U.S. election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

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The financials sector has been a significant area of investment for the Fund.3 Mutual Series has a long history with financials, including managing a sector-specific fund, the Franklin Mutual Financial Services Fund. Financials have traded at historically low price-to-book valuations almost continuously since the financial crisis of 2008. The Franklin Mutual Shares Fund has held various positions, and entered 2016 with significant positions in JPMorgan Chase, Wells Fargo and others. Through the year, the financials sector was volatile like the overall market, but ended the year strong. The firms mentioned benefited from several trends, including improved economic growth, which drives new business and lowers credit costs. They also benefited from rising interest rates. Most banks have substantial assets which generate more income as rates rise and often have some funding that is not tied to rates, and so it can become a more advantageous environment when rates are higher. Finally, financial firms would benefit from a reduction in regulation, as many are still being investigated or paying fines for activities that occurred as much as a decade ago. If all of these effects materialize, we believe the valuations of financials will likely continue to improve.

An example of such a firm held by the Fund is JPMorgan Chase, one of the biggest banks in the world. JPMorgan is diversified, with activities in retail banking, credit cards, mortgages, investment banking and asset management. We believe JPMorgan is likely to benefit from all the trends mentioned above. Higher rates should drive income from the substantial assets JPMorgan carries, as well as increase the value of the non-interest bearing accounts JPMorgan provides. An improving economy kept credit losses low and increased demand for new loans and other services, and a recovering financial market benefited investment bank and asset management activities. JPMorgan shares appreciated in 2016 but, in our view, remained modestly valued and an attractive investment for the Fund.

Merger and acquisition activity continued to be strong in 2016, helping to support equity market valuations. Regulatory uncertainty persisted throughout the year, with deal failures from the first half of the year, such as the failed mergers of Office Depot4 with Staples5 and Baker Hughes with Halliburton,4 followed by the Department of Justice’s decisions to sue to block two major health insurance mergers. However, major deals continued to be announced, including Microsoft’s acquisition of LinkedIn5 and AT&T’s5 acquisition of Time Warner. Several of these deals have presented attractive merger arbitrage opportunities, in our view.

Credit spreads widened dramatically across industries and countries in early 2016 and then narrowed steadily through the rest of the year. The trend was particularly apparent in subinvestment-grade credit, which created additional challenges for sectors and industries already experiencing distress, including energy, metals and mining.6 Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations, where we felt the yield reached attractive levels and that cheap enterprise valuation multiples provided downside protection. Early in the year, the Fund invested in debt needed to complete acquisitions. These “hung deals” in our view presented attractive opportunities for us to allocate capital at times when significant stress was observed in the market. By the end of the period, credit spreads had tightened materially from their intra-period highs and the Fund had exited many of the opportunistic investments.

We are also reaching the end of the investment horizon of some long-standing high yield positions. The Fund’s position in the debt issued in the leveraged buyout of TXU in 2007 came through bankruptcy and the Fund now holds equity in a reorganized entity. Debt held in other leveraged buyouts with unsustainable capital structures, such as iHeartCommunications (formerly known as Clear Channel Communications), Avaya and Caesars Entertainment continue to head toward long-term resolutions.

Turning to Fund performance, top positive contributors included California-based information technology (IT) security company Symantec, global U.K.-based tobacco company British American Tobacco and U.S.-based pharmaceutical company Merck.

In January of 2016, Symantec sold Veritas, its storage software business, to a private equity group, focusing the firm on its historic roots in security software. In June 2016, investors responded positively to Symantec’s announced acquisition of Blue Coat Systems, a cyber-defense technologies firm. The announcement that the chief executive officer (CEO) of Blue Coat Systems, Greg Clark, would lead the combined company and management’s reiteration of its expectations for strong

3. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI.
4. Not held at period-end.
5. Not a Fund holding.
6. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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Top 10 Equity Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Merck & Co. Inc.	2.8%
Pharmaceuticals, U.S.
Medtronic PLC	2.8%
Health Care Equipment & Supplies, U.S.
Microsoft Corp.	2.7%
Software, U.S.
PNC Financial Services Group Inc.	2.6%
Banks, U.S.
Eli Lilly & Co.	2.2%
Pharmaceuticals, U.S.
American International Group Inc.	2.1%
Insurance, U.S.
Time Warner Inc.	2.1%
Media, U.S.
Symantec Corp.	1.9%
Software, U.S.
Royal Dutch Shell PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.
Novartis AG	1.7%
Pharmaceuticals, Switzerland

post-merger earnings growth were also positive drivers of stock performance. Unlike a number of prior Symantec CEOs, Mr. Clark has a background in security engineering, and initial meetings with investors were well received. In addition, Symantec reported positive quarterly results in August and November, and announced in late December the acquisition of LifeLock, a cybersecurity identity protection company. We believe the acquisition of LifeLock has the potential to yield significant revenue synergies by expanding the line of consumer security products offered by Symantec and its potential customer market. Together, the acquisitions of Blue Coat and LifeLock could materially strengthen the Symantec business and position the firm for several years of growth.

In 2016’s first half, shares of British American Tobacco benefited from a general investor preference for company stocks perceived to be less sensitive to economic conditions (defensive stocks), and those having an attractive dividend yield. Such equities included consumer staples stocks that generally outperformed in the first half of the year despite tepid global economic conditions, low interest rates and uncertainty ahead of the Brexit referendum.7 Later in 2016, shares of British American Tobacco were a beneficiary of the Brexit decision, as the company generates nearly all of its operating profits outside the U.K. The meaningful post-Brexit drop in the British pound caused analysts to increase their outlook for 2016 and 2017 results as foreign earnings, when translated back into pounds, were expected to post strong growth. A stronger U.S. dollar further benefited British American Tobacco via its substantial stake in U.S.-based Reynolds American. These events caused the stock price of British American Tobacco to rise, and in October, the company seized the opportunity to offer a non-binding proposal for full ownership of Reynolds American, which if consummated, would further add to operating profits and cash flow.

Merck is a global, research-driven pharmaceutical company with solid market positions in cardio, diabetes, vaccines and animal health. In June, Merck announced that its Keytruda oncology drug demonstrated higher rates of overall survival and longer progression-free periods than chemotherapy for certain lung cancer patients in clinical testing. The results were highly anticipated and a significant positive event. Shares of Merck jumped further in early August after an unexpected announcement by Bristol-Myers Squibb5 that Opdivo—a direct competitor to Keytruda—failed a clinical trial investigation for use as a first-line therapy. The results positioned Keytruda to capture more market share in lung cancer treatment, a large end market in oncology.

During the period under review, Fund investments that detracted from performance included Israel-based pharmaceutical services provider Teva Pharmaceutical Industries, Finland-based global communications and IT company Nokia and U.S.-based pharmaceutical manufacturer Eli Lilly.

Shares of Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February 2016. The stock slid further in the first half of the year due to a delay in the closing of Teva’s acquisition of Actavis, Allergan’s generics unit, which was finally completed in August. Downward pressure on the stock during the second half of the year came from heightened concerns around generics drug price deflation in the U.S., lowered 2016 fiscal-year guidance issued in November, and the unexpected announcement that Siggi Olafsson would step down as the head of Teva’s global generics medicine group in early 2017 and be replaced by Dipankar Bhattacharjee, the head of Teva’s generics business in Europe. Olafsson’s departure raised

7. The consumer staples sector comprises beverages, food and staples retailing, household products, personal products and tobacco in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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investor concerns about the integration of Actavis. At the close of 2016, Teva’s stock price reflected a high degree of caution by investors. However, we believe Teva has a strong global generics business and an emerging specialty drug pipeline, as well as an improving balance sheet due to deleveraging.

Nokia’s stock price retreated in early February 2016 after the International Court of Arbitration issued a binding ruling prescribing lower-than-estimated royalty rates that South Korea-based Samsung Electronics is to pay to Nokia. The decision has negative implications for the high-margin cash flows Nokia is supposed to receive. In February 2016, Nokia also announced its first set of quarterly results following the January 2016 close of its Alcatel-Lucent acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In late October, shares fell further as quarterly results showed a decline in network equipment revenues and management cautioned that year-over-year sales in 2017 could be negative.

Eli Lilly struggled in 2016 due in large part to its Alzheimer’s drug solanezumab. In March, investors reacted negatively to the company’s announcement that it made a change to the clinical trial for solanezumab. Eli Lilly eliminated changes in a person’s daily ability to function as a primary measure of the drug’s efficacy, which potentially raised questions regarding subsequent approvals by regulators globally. In November, the company announced that solanezumab failed to significantly slow mental decline in people with mild Alzheimer’s in a late-stage clinical trial. We viewed the clinical trial to be of high risk and its failure, although unfortunate, was not a total surprise for the company and the Alzheimer’s community. We believe Eli Lilly still has a strong product growth story, a strong commitment to research and development and room for potential margin expansion.

During the period, the Fund held currency forwards and futures to partially hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Peter Langerman has been portfolio manager for Franklin
Mutual Shares Fund since 2005. He has been portfolio
manager of Franklin Mutual Global Discovery Fund since
2009. He joined Franklin Templeton Investments in 1996,
serving in various capacities, including President and Chief
Executive Officer of Franklin Mutual Advisers and member
of the management team of the Funds, including Franklin
Mutual Shares Fund. From 2002 to 2005, he served as
director of New Jersey’s Division of Investment, overseeing
employee pension funds. Between 1986 and 1996, Mr.
Langerman was employed at Heine Securities Corporation,
the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin
Mutual Shares Fund since 2005. He joined Franklin
Templeton Investments in 2002. Previously, he was an
analyst in the Structured Finance Group of MetLife for the
period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for
Franklin Mutual Shares Fund since 2001. She joined
Franklin Templeton Investments in 1996. Between 1993 and
1996, Ms. Turner was employed at Heine Securities
Corporation, the Fund’s former manager.

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Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
Z
1-Year	+15.88%	+15.88%
5-Year	+76.90%	+12.08%
10-Year	+60.10%	+4.82%
A
1-Year	+15.61%	+8.98%
5-Year	+74.38%	+10.45%
10-Year	+55.47%	+3.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class
Z	0.81%
A	1.06%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms.
The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]
Z	$1,000	$1,111.80	$4.25	$1,021.11	$4.06	0.80%
A	$1,000	$1,110.50	$5.57	$1,019.86	$5.33	1.05%
C	$1,000	$1,106.50	$9.53	$1,016.09	$9.12	1.80%
R	$1,000	$1,109.00	$6.89	$1,018.60	$6.60	1.30%
R6	$1,000	$1,112.20	$3.66	$1,021.67	$3.51	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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13

FRANKLIN MUTUAL SHARES FUND

Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.00	$29.52	$28.34	$22.48	$19.96
Income from investment operations[a]:
Net investment income[b]	0.63 [c]	0.54	0.78 [d]	0.47	0.39
Net realized and unrealized gains (losses)	3.48	(1.71)	1.38	5.83	2.62
Total from investment operations	4.11	(1.17)	2.16	6.30	3.01
Less distributions from:
Net investment income	(0.64)	(0.59)	(0.98)	(0.44)	(0.49)
Net realized gains	(1.25)	(1.76)	—	—	—
Total distributions	(1.89)	(2.35)	(0.98)	(0.44)	(0.49)
Net asset value, end of year.	$28.22	$26.00	$29.52	$28.34	$22.48

Total return	15.88%	(3.81)%	7.60%	28.10%	15.14%

Ratios to average net assets
Expenses[e]	0.80%[f,g]	0.81%[f,g]	0.80%[g]	0.79%[g]	0.82%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[h]	—%[h]
Net investment income	2.33%[c]	1.82%	2.67%[d]	1.85%	1.82%

Supplemental data
Net assets, end of year (000’s)	$7,681,881	$6,770,056	$7,363,765	$7,025,908	$7,575,308
Portfolio turnover rate	20.56%	19.99%	19.24%	24.29%	21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.78	$29.29	$28.12	$22.32	$19.81
Income from investment operations[a]:
Net investment income[b]	0.56 [c]	0.45	0.69 [d]	0.40	0.33
Net realized and unrealized gains (losses)	3.45	(1.69)	1.37	5.76	2.60
Total from investment operations	4.01	(1.24)	2.06	6.16	2.93
Less distributions from:
Net investment income	(0.57)	(0.51)	(0.89)	(0.36)	(0.42)
Net realized gains	(1.25)	(1.76)	—	—	—
Total distributions	(1.82)	(2.27)	(0.89)	(0.36)	(0.42)
Net asset value, end of year.	$27.97	$25.78	$29.29	$28.12	$22.32

Total return[e]	15.61%	(4.10)%	7.30%	27.74%	14.75%

Ratios to average net assets
Expenses[f]	1.05%[g,h]	1.09%[g,h]	1.10%[h]	1.09%[h]	1.12%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[i]	—%[i]
Net investment income	2.08%[c]	1.54%	2.37%[d]	1.55%	1.52%

Supplemental data
Net assets, end of year (000’s)	$4,737,576	$4,819,868	$5,392,130	$5,477,733	$4,633,895
Portfolio turnover rate	20.56%	19.99%	19.24%	24.29%	21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.54	$29.02	$27.88	$22.13	$19.65
Income from investment operations[a]:
Net investment income[b]	0.35 [c]	0.24	0.48 [d]	0.22	0.17
Net realized and unrealized gains (losses)	3.40	(1.67)	1.34	5.71	2.57
Total from investment operations	3.75	(1.43)	1.82	5.93	2.74
Less distributions from:
Net investment income	(0.36)	(0.29)	(0.68)	(0.18)	(0.26)
Net realized gains	(1.25)	(1.76)	—	—	—
Total distributions	(1.61)	(2.05)	(0.68)	(0.18)	(0.26)
Net asset value, end of year.	$27.68	$25.54	$29.02	$27.88	$22.13

Total return[e]	14.77%	(4.79)%	6.56%	26.82%	13.97%

Ratios to average net assets
Expenses[f]	1.80%[g,h]	1.81%[g,h]	1.80%[h]	1.79%[h]	1.82%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[i]	—%[i]
Net investment income	1.33%[c]	0.82%	1.67%[d]	0.85%	0.82%

Supplemental data
Net assets, end of year (000’s)	$1,114,760	$1,101,302	$1,240,845	$1,236,603	$1,043,695
Portfolio turnover rate	20.56%	19.99%	19.24%	24.29%	21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.66	$29.14	$27.98	$22.20	$19.70
Income from investment operations[a]:
Net investment income[b]	0.49 [c]	0.38	0.64 [d]	0.34	0.28
Net realized and unrealized gains (losses)	3.42	(1.67)	1.34	5.73	2.59
Total from investment operations	3.91	(1.29)	1.98	6.07	2.87
Less distributions from:
Net investment income	(0.49)	(0.43)	(0.82)	(0.29)	(0.37)
Net realized gains	(1.25)	(1.76)	—	—	—
Total distributions	(1.74)	(2.19)	(0.82)	(0.29)	(0.37)
Net asset value, end of year.	$27.83	$25.66	$29.14	$27.98	$22.20

Total return	15.31%	(4.32)%	7.10%	27.47%	14.52%

Ratios to average net assets
Expenses[e]	1.30%[f,g]	1.31%[f,g]	1.30%[g]	1.29%[g]	1.32%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[h]	—%[h]
Net investment income	1.83%[c]	1.32%	2.17%[d]	1.35%	1.32%

Supplemental data
Net assets, end of year (000’s)	$123,013	$134,050	$172,938	$192,658	$191,304
Portfolio turnover rate	20.56%	19.99%	19.24%	24.29%	21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.98	$29.51	$28.33	$24.91
Income from investment operations[b]:
Net investment income[c]	0.66 [d]	0.57	0.82 [e]	0.38
Net realized and unrealized gains (losses)	3.49	(1.71)	1.37	3.51
Total from investment operations	4.15	(1.14)	2.19	3.89
Less distributions from:
Net investment income.	(0.67)	(0.63)	(1.01)	(0.47)
Net realized gains	(1.25)	(1.76)	—	—
Total distributions	(1.92)	(2.39)	(1.01)	(0.47)
Net asset value, end of year	$28.21	$25.98	$29.51	$28.33

Total return[f]	16.05%	(3.71)%	7.72%	15.70%

Ratios to average net assets[g]
Expenses[h,i]	0.68%[j]	0.69%[j]	0.69%	0.67%
Expenses incurred in connection with securities sold short	0.01%	0.02%	0.03%	—%[k]
Net investment income	2.45%[d]	1.94%	2.78%[e]	1.97%

Supplemental data
Net assets, end of year (000’s)	$1,896,497	$1,923,466	$2,249,991	$2,221,889
Portfolio turnover rate	20.56%	19.99%	19.24%	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.
eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND

Statement of Investments, December 31, 2016
		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests 85.7%
Aerospace & Defense 0.7%
B/E Aerospace Inc	United States	1,412,070	$84,992,493
[a] KLX Inc	United States	706,035	31,849,239
			116,841,732
Auto Components 0.8%
The Goodyear Tire & Rubber Co	United States	2,382,274	73,540,798
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	7,234,813	178,020
[a,b,c,d] International Automotive Components Group North America LLC	United States	63,079,866	46,925,112
			120,643,930
Automobiles 1.4%
General Motors Co	United States	6,183,080	215,418,507
Banks 10.4%
Barclays PLC	United Kingdom	38,190,870	105,123,004
CIT Group Inc	United States	3,544,866	151,294,881
Citigroup Inc	United States	3,362,406	199,827,789
Citizens Financial Group Inc	United States	6,757,671	240,775,818
[a] FCB Financial Holdings Inc., A	United States	1,647,570	78,589,089
Guaranty Bancorp	United States	1,146,366	27,742,057
JPMorgan Chase & Co	United States	2,748,790	237,193,089
PNC Financial Services Group Inc	United States	3,438,533	402,170,820
State Bank Financial Corp	United States	1,467,000	39,403,620
Wells Fargo & Co	United States	2,531,930	139,534,662
			1,621,654,829
Beverages 0.8%
PepsiCo Inc	United States	1,185,449	124,033,529
Chemicals 1.0%
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
Monsanto Co	United States	1,483,490	156,077,983
			156,077,983
Communications Equipment 2.3%
Cisco Systems Inc	United States	8,126,460	245,581,621
Nokia OYJ, A	Finland	13,670,039	65,992,023
Nokia OYJ, ADR	Finland	10,897,776	52,418,303
			363,991,947
Construction Materials 0.7%
LafargeHolcim Ltd., B	Switzerland	1,946,175	102,525,814
Consumer Finance 1.3%
Ally Financial Inc	United States	3,254,500	61,900,590
Capital One Financial Corp	United States	1,609,205	140,387,044
			202,287,634
Containers & Packaging 2.2%
International Paper Co	United States	4,045,267	214,641,867
WestRock Co	United States	2,648,821	134,480,642
			349,122,509
Diversified Financial Services 0.9%
Voya Financial Inc	United States	3,413,030	133,859,037
Diversified Telecommunication Services 0.6%
Koninklijke KPN NV	Netherlands	30,410,640	90,042,580

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19

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests (continued)
Electric Utilities 0.5%
Vistra Energy Corp	United States	4,927,428	$76,375,134
Electrical Equipment 1.0%
[a] Sensata Technologies Holding NV	United States	4,067,870	158,443,537
Energy Equipment & Services 1.5%
Baker Hughes Inc	United States	3,663,252	238,001,482
Equity Real Estate Investment Trusts (REITs) 0.9%
[b] Alexander’s Inc	United States	326,675	139,447,757
Food & Staples Retailing 4.9%
CVS Health Corp	United States	3,015,915	237,985,853
The Kroger Co	United States	7,513,546	259,292,472
[a] Rite Aid Corp	United States	8,729,840	71,933,882
Walgreens Boots Alliance Inc	United States	2,283,129	188,951,756
			758,163,963
Health Care Equipment & Supplies 5.5%
Medtronic PLC.	United States	6,120,344	435,952,103
St. Jude Medical Inc	United States	2,303,440	184,712,853
Stryker Corp	United States	2,014,502	241,357,485
			862,022,441
Health Care Providers & Services 0.4%
Cigna Corp	United States	492,860	65,742,595
Household Products 0.2%
Energizer Holdings Inc	United States	635,933	28,368,971
Insurance 9.1%
[a] Alleghany Corp	United States	377,389	229,497,799
American International Group Inc	United States	5,079,039	331,712,037
Chubb Ltd	United States	1,169,358	154,495,579
The Hartford Financial Services Group Inc	United States	710,224	33,842,174
MetLife Inc	United States	3,551,930	191,413,508
[b] White Mountains Insurance Group Ltd	United States	297,806	248,980,706
XL Group Ltd	Ireland	6,076,710	226,418,214
			1,416,360,017
IT Services 0.8%
[a] Cognizant Technology Solutions Corp., A	United States	2,291,400	128,387,142
Machinery 2.2%
Caterpillar Inc	United States	2,219,257	205,813,894
CNH Industrial NV	United Kingdom	4,351,332	37,841,066
CNH Industrial NV, special voting	United Kingdom	5,296,616	46,061,664
[b] Federal Signal Corp	United States	3,288,138	51,327,834
			341,044,458
Marine 0.9%
A.P. Moeller-Maersk AS, B.	Denmark	90,621	144,571,815
Media 4.8%
[a] Charter Communications Inc., A	United States	865,529	249,203,110
[a] DISH Network Corp., A	United States	2,879,437	166,805,785
Time Warner Inc	United States	3,353,558	323,718,954
			739,727,849
Metals & Mining 0.6%
ThyssenKrupp AG	Germany	3,973,743	94,661,739

20 Annual Report

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels 6.6%
Apache Corp	United States	644,947	$40,934,786
BP PLC	United Kingdom	15,851,497	99,507,899
CONSOL Energy Inc	United States	4,672,924	85,187,405
Kinder Morgan Inc	United States	9,361,520	193,877,079
Marathon Oil Corp	United States	10,934,539	189,276,870
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	6,685,312	182,785,895
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	3,716,893	102,676,337
[a,c,d] Warrior Met Coal LLC, A	United States	39,407	12,807,275
[a,c,d] Warrior Met Coal LLC, B	United States	92,157	29,951,025
The Williams Cos. Inc	United States	3,008,243	93,676,687
			1,030,681,258
Personal Products 0.1%
[a] Edgewell Personal Care Co	United States	227,978	16,640,114
Pharmaceuticals 7.7%
Eli Lilly & Co	United States	4,632,255	340,702,355
Merck & Co. Inc	United States	7,419,540	436,788,320
Novartis AG, ADR	Switzerland	3,581,920	260,907,053
Teva Pharmaceutical Industries Ltd., ADR	Israel	4,413,837	160,001,591
			1,198,399,319
Professional Services 0.7%
Relx PLC	United Kingdom	6,415,807	114,518,996
Real Estate Management & Development 0.1%
[a] Forestar Group Inc	United States	737,084	9,803,217
Software 6.0%
CA Inc	United States	5,509,612	175,040,373
[a] Dell Technologies Inc., V.	United States	720,878	39,626,664
Microsoft Corp	United States	6,747,060	419,262,309
Symantec Corp	United States	12,274,551	293,239,023
			927,168,369
Technology Hardware, Storage & Peripherals 2.2%
Hewlett Packard Enterprise Co	United States	5,001,424	115,732,952
Samsung Electronics Co. Ltd	South Korea	147,228	219,758,755
			335,491,707
Tobacco 5.4%
Altria Group Inc	United States	2,766,180	187,049,091
British American Tobacco PLC.	United Kingdom	4,377,848	249,230,673
Imperial Brands PLC	United Kingdom	3,810,199	166,270,565
Philip Morris International Inc	United States	636,649	58,247,017
Reynolds American Inc	United States	3,147,696	176,396,884
			837,194,230
Wireless Telecommunication Services 0.5%
Vodafone Group PLC	United Kingdom	29,287,025	72,100,332
Total Common Stocks and Other Equity Interests
(Cost $9,821,464,783)			13,329,816,473

Convertible Preferred Stocks (Cost $755,800) 0.0%†
Banks 0.0%†
[g] Columbia Banking System Inc., 2.626%, cvt. pfd., B.	United States	7,558	3,936,132

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Annual Report

21

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value

Corporate Bonds, Notes and Senior Floating Rate Interests
4.2%
[d] Avaya Inc.,
[h] senior note, 144A, 10.50%, 3/01/21	United States	$67,859,000	$29,518,665
[h] senior secured note, 144A, 7.00%, 4/01/19	United States	37,416,000	32,926,080
[i,j] Term B-3 Loan, 5.39%, 10/26/17	United States	37,242,834	32,703,863
[i,j] Term B-6 Loan, 6.50%, 3/30/18	United States	22,002,294	19,245,142
[i,j] Term B-7 Loan, 6.25%, 5/29/20	United States	22,907,251	19,940,762
[i,j] Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	20,816,156	18,040,676
CHS/Community Health Systems Inc.,
senior note, 7.125%, 7/15/20	United States	18,499,000	14,157,285
senior note, 6.875%, 2/01/22	United States	27,672,000	19,370,400
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19.	United States	74,295,000	61,014,769
[i,j] Tranche D Term Loan, 7.52%, 1/30/19	United States	94,620,526	77,194,548
[i,j] Tranche E Term Loan, 8.27%, 7/30/19.	United States	30,412,812	25,014,538
[i,j] Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	8,171,000	8,068,863
Term B-4 Loan, 9.75%, 4/24/20	United States	77,788,423	68,389,014
[h] Valeant Pharmaceuticals International,
senior bond, 144A, 6.75%, 8/15/21	United States	10,842,000	9,053,070
senior bond, 144A, 7.25%, 7/15/22	United States	5,337,000	4,389,683
senior note, 144A, 6.375%, 10/15/20.	United States	67,890,000	58,661,033
[h] Valeant Pharmaceuticals International Inc.,
senior note, 144A, 5.375%, 3/15/20	United States	2,930,000	2,490,500
senior note, 144A, 7.50%, 7/15/21	United States	16,406,000	13,965,607
senior note, 144A, 5.625%, 12/01/21.	United States	7,324,000	5,712,720
[i,j] Veritas Software Corp.,
Term Loan B1, 6.625%, 1/27/23	United States	44,847,105	41,502,273
Term Loan B2, 8.625%, 1/27/23	United States	43,293,205	38,844,828
[h] Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	8,401,000	7,875,938
senior note, 144A, 10.50%, 2/01/24	United States	53,953,000	49,434,436
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $721,073,387)			657,514,693

Corporate Notes and Senior Floating Rate Interests in
Reorganization 0.6%
[c,k] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[i,j,k] Caesars Entertainment Operating Co. Inc.,
Term B-5-B Loans, 1.50%, 3/01/17	United States	9,007,017	9,759,103
Term B-6-B Loans, 1.50%, 3/01/17	United States	42,941,719	47,557,954
Term B-7 Loans, 1.50%, 3/01/17.	United States	28,981,541	33,926,284
[k] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	55,052,000	2,959,045
Total Corporate Notes and Senior Floating Rate Interests in
Reorganization (Cost $96,941,436)			94,202,386

		Shares

Companies in Liquidation 0.2%
[a] Adelphia Recovery Trust	United States	99,967,609	59,980
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	12,005,115	120,051
[a,b,c,d] CB FIM Coinvestors LLC.	United States	43,105,703	—

22 Annual Report

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value

Companies in Liquidation (continued)
[a,e,f] Century Communications Corp., Contingent Distribution	United States	33,138,000	—
[a,c] FIM Coinvestor Holdings I, LLC	United States	53,924,666	$—
[a,l] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670	14,321,572
[a,e,f] Tribune Media Litigation Trust, Contingent Distribution	United States	996,999	—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000	—
[a,f] Vistra Energy Corp., Litigation Trust	United States	292,849,556	3,397,055
[a] Vistra Energy Corp., Litigation Trust, TRA	United States	4,927,428	7,144,771
Total Companies in Liquidation (Cost $67,110,352)			25,043,429

		Principal
		Amount

Municipal Bonds in Reorganization (Cost $56,143,385) 0.3%
[k] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35.	United States	$64,157,000	43,305,975
Total Investments before Short Term Investments
(Cost $10,763,489,143)			14,153,819,088

Short Term Investments 8.6%
U.S. Government and Agency Securities 8.6%
[m] FHLB, 1/03/17	United States	124,700,000	124,700,000
[m] U.S. Treasury Bill,
1/05/17	United States	313,000,000	312,994,679
[n] 4/27/17	United States	75,000,000	74,872,350
1/12/17 - 6/15/17	United States	820,500,000	819,204,728
Total U.S. Government and Agency Securities
(Cost $1,331,756,684)			1,331,771,757
Total Investments (Cost $12,095,245,827) 99.6%			15,485,590,845
Securities Sold Short (0.5)%			(77,044,084)
Other Assets, less Liabilities 0.9%			145,179,705
Net Assets 100.0%			$15,553,726,466

		Shares

[o] Securities Sold Short (Proceeds $77,333,215) (0.5)%
Common Stocks (0.5)%
Health Care Equipment & Supplies (0.5)%
Abbott Laboratories	United States	2,005,834	$(77,044,084)

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 12 regarding holdings of 5% voting securities.
cSee Note 9 regarding restricted securities.
dAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $3,397,055, representing less than 0.1% of net assets.
gVariable rate security. The rate shown represents the yield at period end.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $214,027,732, representing 1.4% of net assets.
iThe coupon rate shown represents the rate at period end.
jSee Note 1(g) regarding senior floating rate interests.
kSee Note 8 regarding credit risk and defaulted securities.
lBankruptcy Claim represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent the amount of allowed unsecured claims.
mThe security was issued on a discount basis with no stated coupon rate.
nA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2016, the value of this security and/or cash pledged amounted to
$115,988,246, representing 0.7% of net assets.
oSee Note 1(e) regarding securities sold short.

24 Annual Report

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date Appreciation		Depreciation
Currency Contracts
EUR/USD		Short	1,549	$204,739,075	3/13/17	$794,261	$—
GBP/USD		Short	3,891	300,531,113	3/13/17	6,924,110	—
Total Futures Contracts						$7,718,371	$—
Net unrealized appreciation (depreciation)						$7,718,371

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound	FBCO	Sell	1,852,932	$2,452,079	1/13/17	$168,617	$—
British Pound	HSBK	Buy	2,376,158	2,992,930	1/13/17	—	(64,670)
British Pound	HSBK	Sell	61,095,372	80,428,452	1/13/17	5,137,510	—
British Pound	SSBT	Sell	561,941	732,130	1/13/17	39,622	—
Euro	BOFA	Sell	5,309,316	5,946,568	1/17/17	354,563	—
Euro	BONY	Sell	2,041,033	2,286,466	1/17/17	136,759	—
Euro	FBCO	Sell	19,583,762	21,799,292	1/17/17	1,172,813	—
Euro	HSBK	Sell	8,594,803	9,622,236	1/17/17	569,812	—
Euro	SSBT	Sell	26,134,257	29,133,403	1/17/17	1,607,657	—
British Pound	FBCO	Sell	30,336,296	39,591,008	2/13/17	2,177,711	—
British Pound	HSBK	Sell	31,819,554	41,551,171	2/13/17	2,308,596	—
British Pound	SSBT	Sell	3,503,220	4,570,559	2/13/17	250,090	—
South Korean Won	BOFA	Buy	5,422,407,240	4,632,578	2/13/17	—	(142,436)
South Korean Won	BOFA	Sell	26,245,640,362	23,692,747	2/13/17	1,959,477	—
South Korean Won	FBCO	Sell	35,754,352,067	32,175,386	2/13/17	2,568,222	—
South Korean Won	HSBK	Sell	89,427,748,187	80,094,822	2/13/17	6,042,241	—
South Korean Won	UBSW	Sell	1,443,927,927	1,312,065	2/13/17	116,390	—
Euro	FBCO	Sell	3,496,177	3,956,274	2/17/17	268,584	—
Euro	HSBK	Sell	4,867,765	5,529,602	2/17/17	395,192	—
Euro	SSBT	Sell	7,067,589	7,979,361	2/17/17	524,625	—
Euro	UBSW	Sell	54,666,343	61,768,983	2/17/17	4,108,135	—
Euro	BOFA	Sell	685,840	715,381	4/07/17	—	(9,952)
Euro	BONY	Sell	694,269	724,902	4/07/17	—	(9,345)
Euro	FBCO	Sell	21,556,690	23,939,890	4/07/17	1,141,907	—
Euro	HSBK	Sell	685,840	716,577	4/07/17	—	(8,756)
Euro	HSBK	Sell	1,207,308	1,357,291	4/07/17	80,463	—
Euro	SSBT	Sell	2,587,633	2,708,179	4/07/17	—	(28,457)
Euro	SSBT	Sell	21,556,690	23,940,213	4/07/17	1,142,230	—
Euro	BOFA	Sell	12,821,979	14,218,410	4/18/17	650,487	—
Euro	BONY	Sell	872,123	941,928	4/18/17	19,068	—
Euro	BONY	Sell	1,002,380	1,054,293	4/18/17	—	(6,402)
Euro	HSBK	Sell	1,394,067	1,503,115	4/18/17	27,946	—
Euro	SSBT	Sell	1,196,591	1,290,651	4/18/17	24,446	—
Euro	SSBT	Sell	1,949,348	2,051,697	4/18/17	—	(11,059)
Euro	UBSW	Sell	1,949,348	2,051,305	4/18/17	—	(11,450)

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	6,380,491	$7,095,746	4/18/17	$344,055	$—
British Pound	SSBT	Sell	19,268,782	24,145,710	4/24/17	339,913	—
British Pound	UBSW	Sell	85,479,318	104,917,315	4/24/17	—	(688,910)
Euro	BOFA	Sell	429,982	451,869	5/04/17	—	(3,501)
Euro	BOFA	Sell	3,903,514	4,311,759	5/04/17	177,772	—
Euro	BONY	Sell	71,088	75,964	5/04/17	678	—
Euro	FBCO	Sell	1,160,765	1,245,443	5/04/17	16,143	—
Euro	HSBK	Sell	1,733,893	1,826,125	5/04/17	—	(10,142)
Euro	HSBK	Sell	11,355,194	12,457,281	5/04/17	431,646	—
Euro	SSBT	Sell	5,224,166	5,744,267	5/04/17	211,652	—
Euro	UBSW	Sell	21,631,917	23,351,340	5/04/17	442,218	—
South Korean Won	FBCO	Sell	18,253,243,640	15,861,033	5/12/17	743,390	—
South Korean Won	HSBK	Sell	81,075,179,537	70,557,640	5/12/17	3,409,816	—
South Korean Won	UBSW	Sell	12,807,363,720	10,977,073	5/12/17	369,800	—
Euro	BOFA	Sell	508,911	534,280	5/18/17	—	(5,064)
Euro	BOFA	Sell	2,246,083	2,417,482	5/18/17	37,080	—
Euro	BONY	Sell	512,788	538,863	5/18/17	—	(4,590)
Euro	BONY	Sell	801,036	867,238	5/18/17	18,299	—
Euro	HSBK	Sell	505,033	530,700	5/18/17	—	(4,535)
Euro	HSBK	Sell	23,309,907	25,181,318	5/18/17	477,450	—
Euro	SSBT	Sell	508,911	533,580	5/18/17	—	(5,764)
Euro	SSBT	Sell	23,840,522	25,748,083	5/18/17	481,870	—
Euro	UBSW	Sell	508,910	534,366	5/18/17	—	(4,978)
Euro	UBSW	Sell	2,246,084	2,415,969	5/18/17	35,566	—
British Pound	BONY	Sell	30,068,611	37,714,608	5/23/17	539,380	—
British Pound	HSBK	Sell	35,070,463	44,038,780	5/23/17	679,528	—
British Pound	SSBT	Sell	1,016,945	1,251,070	5/23/17	—	(6,226)
British Pound	SSBT	Sell	10,322,505	12,847,107	5/23/17	84,912	—
British Pound	UBSW	Sell	3,457,764	4,317,256	5/23/17	42,262	—
Total Forward Exchange Contracts						$41,876,593	$(1,026,237)
Net unrealized appreciation (depreciation)						$40,850,356

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 44.

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,948,873,098
Cost - Non-controlled affiliates (Note 12)	146,372,729
Total cost of investments	$12,095,245,827
Value - Unaffiliated issuers	$14,998,731,416
Value - Non-controlled affiliates (Note 12)	486,859,429
Total value of investments	15,485,590,845
Cash	10,331,674
Restricted Cash (Note 1d)	9,730,000
Foreign currency, at value (cost $8,111,292)	8,135,369
Receivables:
Investment securities sold	12,053
Capital shares sold	11,382,039
Dividends and interest	33,117,280
European Union tax reclaims	4,042,903
Due from brokers	94,931,390
Unrealized appreciation on OTC forward exchange contracts	41,876,593
Other assets	1,197
Total assets	15,699,151,343
Liabilities:
Payables:
Investment securities purchased	6,028,295
Capital shares redeemed	22,773,395
Management fees	8,553,256
Distribution fees	3,894,862
Transfer agent fees	2,572,387
Trustees’ fees and expenses	742,728
Variation margin	3,068,987
Securities sold short, at value (proceeds $77,333,215)	77,044,084
Due to brokers	18,950,000
Unrealized depreciation on OTC forward exchange contracts	1,026,237
Accrued expenses and other liabilities	770,646
Total liabilities	145,424,877
Net assets, at value	$15,553,726,466
Net assets consist of:
Paid-in capital	$11,961,020,549
Distributions in excess of net investment income	(14,961,309)
Net unrealized appreciation (depreciation)	3,438,730,380
Accumulated net realized gain (loss)	168,936,846
Net assets, at value	$15,553,726,466

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class Z:
Net assets, at value	$7,681,880,748
Shares outstanding	272,193,004
Net asset value and maximum offering price per share	$28.22
Class A:
Net assets, at value	$4,737,576,359
Shares outstanding	169,387,670
Net asset value per share[a]	$27.97
Maximum offering price per share (net asset value per share ÷ 94.25%)	$29.68
Class C:
Net assets, at value	$1,114,759,849
Shares outstanding	40,279,397
Net asset value and maximum offering price per share[a]	$27.68
Class R:
Net assets, at value	$123,012,868
Shares outstanding	4,419,641
Net asset value and maximum offering price per share	$27.83
Class R6:
Net assets, at value	$1,896,496,642
Shares outstanding	67,225,040
Net asset value and maximum offering price per share	$28.21

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends:
Unaffiliated issuers	$359,906,489
Non-controlled affiliates (Note 12)	7,350,498
Interest	94,232,054
Income from securities loaned (net of fees and rebates)	238,585
Other income (Note 1h)	492,679
Total investment income.	462,220,305
Expenses:
Management fees (Note 3a)	95,713,035
Distribution fees: (Note 3c)
Class A	11,697,268
Class C	10,747,538
Class R	631,573
Transfer agent fees: (Note 3e)
Class Z	8,243,489
Class A	5,494,243
Class C	1,261,982
Class R	148,500
Class R6	613
Custodian fees (Note 4)	375,621
Reports to shareholders	983,166
Registration and filing fees	316,457
Professional fees	845,486
Trustees’ fees and expenses	446,504
Dividends and/or interest on securities sold short	1,288,384
Other.	341,910
Total expenses	138,535,769
Expense reductions (Note 4)	(25,497)
Expenses waived/paid by affiliates (Note 3f)	(6,289)
Net expenses	138,503,983
Net investment income	323,716,322
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	337,964,033
Non-controlled affiliates (Note 12)	213,805,542
Foreign currency transactions	103,502,890
Futures contracts	69,456,100
Securities sold short	(2,782,365)
Net realized gain (loss)	721,946,200
Net change in unrealized appreciation (depreciation) on:
Investments	1,142,464,989
Translation of other assets and liabilities
denominated in foreign currencies	5,594,400
Futures contracts	(1,782,850)
Net change in unrealized appreciation (depreciation)	1,146,276,539
Net realized and unrealized gain (loss)	1,868,222,739
Net increase (decrease) in net assets resulting from operations	$2,191,939,061

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$323,716,322	$266,380,152
Net realized gain (loss)	721,946,200	1,102,537,685
Net change in unrealized appreciation (depreciation)	1,146,276,539	(1,980,421,559)
Net increase (decrease) in net assets resulting from operations	2,191,939,061	(611,503,722)
Distributions to shareholders from:
Net investment income:
Class Z	(167,480,237)	(143,955,672)
Class A	(92,382,149)	(88,556,211)
Class C	(14,151,029)	(11,852,920)
Class R	(2,106,830)	(2,112,252)
Class R6	(43,103,381)	(43,006,986)
Net realized gains:
Class Z	(326,344,607)	(428,103,004)
Class A	(206,689,642)	(307,474,440)
Class C	(48,998,625)	(71,195,451)
Class R	(5,470,579)	(8,639,243)
Class R6	(81,063,435)	(120,486,342)
Total distributions to shareholders	(987,790,514)	(1,225,382,521)
Capital share transactions: (Note 2)
Class Z	336,119,152	251,525,140
Class A	(462,728,047)	30,013,668
Class C	(71,596,143)	(637,580)
Class R	(21,431,476)	(22,173,401)
Class R6	(179,527,859)	(92,769,124)
Total capital share transactions	(399,164,373)	165,958,703
Net increase (decrease) in net assets	804,984,174	(1,670,927,540)
Net assets:
Beginning of year	14,748,742,292	16,419,669,832
End of year.	$15,553,726,466	$14,748,742,292
Distributions in excess of net investment income included in net assets:
End of year.	$(14,961,309)	$(21,109,495)

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2016, the Fund received $20,643,084 in United Kingdom Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to

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1. Organization and Significant Accounting

Policies (continued)

e. Securities Sold Short (continued)

the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its

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technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

2. Shares of Beneficial Interest

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended December 31,
		2016			2015
	Shares		Amount	Shares	Amount
Class Z Shares:
Shares sold	32,376,662		$873,776,950	18,527,093	$545,265,061
Shares issued in reinvestment of distributions.	15,952,237		451,923,049	20,294,629	521,881,031
Shares redeemed	(36,561,397)		(989,580,847)	(27,833,775)	(815,620,952)
Net increase (decrease)	11,767,502		$336,119,152	10,987,947	$251,525,140

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2. Shares of Beneficial Interest (continued)

		Year Ended December 31,
		2016		2015
	Shares	Amount	Shares		Amount
Class A Shares:
Shares sold	11,507,397	$308,371,612	15,761,911	$457,551,710
Shares issued in reinvestment of distributions.	9,838,985	276,122,225	14,388,011		366,862,039
Shares redeemed	(38,936,274)	(1,047,221,884)	(27,287,017)		(794,400,081)
Net increase (decrease)	(17,589,892)	$(462,728,047)	2,862,905		$30,013,668
Class C Shares:
Shares sold	2,625,989	$69,812,879	3,234,045		$92,690,292
Shares issued in reinvestment of distributions.	2,168,641	60,145,452	3,117,765		78,828,425
Shares redeemed	(7,636,941)	(201,554,474)	(5,988,237)		(172,156,297)
Net increase (decrease)	(2,842,311)	$(71,596,143)	363,573		$(637,580)
Class R Shares:
Shares sold	580,804	$15,418,202	602,956		$17,551,336
Shares issued in reinvestment of distributions.	270,055	7,536,986	420,635		10,682,958
Shares redeemed	(1,655,748)	(44,386,664)	(1,732,914)		(50,407,695)
Net increase (decrease)	(804,889)	$(21,431,476)	(709,323)		$(22,173,401)
Class R6 Shares:
Shares sold	430,006	$11,589,179	827,212		$24,011,578
Shares issued in reinvestment of distributions.	4,383,823	124,166,816	6,362,712		163,493,328
Shares redeemed	(11,616,080)	(315,283,854)	(9,407,142)		(280,274,030)
Net increase (decrease)	(6,802,251)	$(179,527,859)	(2,217,218)		$(92,769,124)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.648% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers.	$653,069
CDSC retained	$39,054

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3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $15,148,827, of which $7,140,020 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.09%	–	80,712,000	(80,712,000)	–	$ –	$ –	$ –	–%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the year ended December 31, 2016.

h. Other Affiliated Transactions

At December 31, 2016, one or more of the funds in Franklin Fund Allocator Series owned 11.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

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During the year ended December 31, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2016	$742,728
[b]Increase in projected benefit obligation	$9,491
Benefit payments made to retired trustees	$(14,886)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income.	$432,682,240	$338,174,840
Long term capital gain.	555,108,274	887,207,681
	$987,790,514	$1,225,382,521

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$12,117,694,893

Unrealized appreciation	$4,299,152,044
Unrealized depreciation	(931,256,092)
Net unrealized appreciation (depreciation)	$3,367,895,952

Undistributed ordinary income.	$40,446,208
Undistributed long term capital gains	195,097,074
Distributable earnings	$235,543,282

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2016, aggregated $2,854,710,693 and $4,030,636,157, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are

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8. Credit Risk and Defaulted Securities (continued)

less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $137,508,361, representing 0.9% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	178,020
63,079,866	International Automotive Components Group North America LLC.	1/12/06 - 3/18/13	51,662,536	46,925,112
39,407	Warrior Met Coal LLC, A	9/19/14 - 3/31/16	51,755,872	12,807,275
92,157	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	7,372,579	29,951,025
	Total Restricted Securities (Value is 0.6% of Net Assets)		$115,615,259	$89,861,432

10. Unfunded Capital Commitments

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses in the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2016, the Fund had an unfunded capital commitment of $3,686,274, for which no depreciation has been recognized.

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11. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$7,718,371	[a]
	Unrealized appreciation on OTC	41,876,593		Unrealized depreciation on OTC	$1,026,237
	forward exchange contracts			forward exchange contracts
Totals		$49,594,964			$1,026,237

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss) for		Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year		Operations Location	for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$106,947,770	[a]	Translation of other assets and	$5,882,835	[a]
				liabilities denominated in
				foreign currencies
	Futures contracts	69,456,100		Futures contracts	(1,782,850)
Totals		$176,403,870			$4,099,985

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 0.5% of average month end net assets. The average month end number of open derivative contracts for the year was 145.

See Note 1(c) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	(Loss)
Controlled Affiliates[a]
CB FIM Coinvestors LLC.	43,105,703	—	—	43,105,703	$—	$—	$—
Non-Controlled Affiliates
Alexander’s Inc	326,675	—	—	326,675	139,447,757	5,226,800	124,137
Federal Signal Corp	3,360,800	—	(72,662)	3,288,138	51,327,834	941,024	(190,607)
Guaranty Bancorp	1,146,366	—	—	1,146,366	—[b]	527,328	—

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NOTES TO FINANCIAL STATEMENTS

12.	Holdings of 5% Voting Securities of Portfolio Companies (continued)

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	(Loss)

Non-Controlled Affiliates (continued)
International Automotive
Components Group Brazil LLC	7,234,813	—	—	7,234,813	$178,020	$—	$—
International Automotive
Components Group North
America LLC	63,079,866	—	—	63,079,866	46,925,112	—	—
White Mountains Insurance Group
Ltd	655,346	—	(357,540)	297,806	248,980,706	655,346	213,872,012
Total Non-Controlled Affiliates					486,859,429	7,350,498	213,805,542
Total Affiliated Securities (Value is 3.1% of Net Assets)					$486,859,429	$7,350,498	$213,805,542

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.
bAs of December 31, 2016, no longer an affiliate.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$73,540,798	$—	$47,103,132		$120,643,930
Banks	1,621,654,829	3,936,132	—		1,625,590,961
Machinery	294,982,794	46,061,664	—		341,044,458
Oil, Gas & Consumable Fuels.	987,922,958	—	42,758,300		1,030,681,258
All Other Equity Investments[b]	10,215,791,998	—	—[c]		10,215,791,998
Corporate Bonds, Notes and Senior Floating
Rate Interests	—	657,514,693	—		657,514,693
Corporate Notes and Senior Floating Rate
Interests in Reorganization	—	94,202,386	—[c]		94,202,386
Companies in Liquidation	59,980	21,586,394	3,397,055	[c]	25,043,429
Municipal Bonds in Reorganization	—	43,305,975	—		43,305,975
Short Term Investments	1,207,071,757	124,700,000	—		1,331,771,757
Total Investments in Securities	$14,401,025,114	$991,307,244	$93,258,487		$15,485,590,845

Other Financial Instruments:
Futures Contracts	$7,718,371	$—	$—		$7,718,371
Forward Exchange Contracts	—	41,876,593	—		41,876,593
Total Other Financial Instruments	$7,718,371	$41,876,593	$—		$49,594,964

Liabilities:
Other Financial Instruments:
Securities Sold Short	$77,044,084	$—	$—		$77,044,084
Forward Exchange Contracts	—	1,026,237	—		1,026,237
Total Other Financial Instruments	$77,044,084	$1,026,237	$—		$78,070,321

aIncludes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

15. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar	GO	General Obligation
HSBK	HSBC Bank PLC			TRA	Tax Receivable Agreement Right
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Shares Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Shares Fund (the “Fund”) (one of the Funds constituting Franklin Mutual Series Funds), as of December 31, 2016, and the related statement of operations for the year then ended the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Shares Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $614,229,407 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $113,458,614 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 57.46% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $356,195,637 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	42	Ares Capital Corporation (specialty
c/o Franklin Mutual Advisers, LLC				finance company) (2010-present),
101 John F. Kennedy Parkway				United Natural Foods, Inc. (distributor
Short Hills, NJ 07078-2789				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee and	Trustee since	16	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	Vice Chairman	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway		Chairman		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789		since 2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman	Trustee	Since 2009	16	None
(1947)
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot
Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight;
and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	42	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman	and Chairman of		(2003-present).
101 John F. Kennedy Parkway	of the	the Board since
Short Hills, NJ 07078-2789	Board	2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President, and	2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2789	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway	– AML	May 2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Fund uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Fund’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by
visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding the
operations of the Public Reference Room may be obtained by
calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus
available upon request). To reduce Fund expenses, we try to
identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This
process, called “householding,” will continue indefinitely
unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At
any time you may view current prospectuses/summary
prospectuses and financial reports on our website. If you
choose, you may receive these documents through electronic
delivery.

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Contents

Annual Report
Franklin Mutual Beacon Fund	3
Performance Summary	10
Your Fund's Expenses	13
Financial Highlights and Statement of Investments	14
FinancialStatements	27
Notes to Financial Statements	31
Report of Independent Registered
Public Accounting Firm .	45
Tax Information .	46
Board Members and Officers	47
Shareholder Information	51

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

franklintempleton.com

Annual Report

Franklin Mutual Beacon Fund

We are pleased to bring you Franklin Mutual Beacon Fund’s annual report for the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund focuses mainly on what the investment manager believes are undervalued mid- and large-cap equity securities with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +16.11% cumulative total return for the 12 months ended December 31, 2016. In comparison, the Fund’s new benchmark, the MSCI World Index, which tracks stock performance in global developed markets, posted a +8.15% total return, while its old benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a total return of +11.96%.1 As the investment manager believes the composition of the MSCI World Index more accurately reflects the Fund’s holdings, it has replaced the S&P 500 as the Fund’s benchmark. You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period,

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other
factors.The Fund held 34.2% of total net assets in foreign securities.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/16

% of Total
Net Assets
Banks	11.4%
Pharmaceuticals	11.0%
Software	9.8%
Media	7.4%
Health Care Equipment & Supplies	5.6%
Communications Equipment	4.2%
Food & Staples Retailing	3.9%
Chemicals	3.7%
Oil, Gas & Consumable Fuels	3.4%
Consumer Finance	3.1%

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve

2. Source: Bureau of Labor Statistics.

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requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by hedge ?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for most markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late-year market spike. Early-year recession fears steadily faded, with U.S. unemployment reaching new lows for this business cycle. As economic activity picked up, commodity markets also recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, apparently in anticipation of accelerating economic growth and increasing corporate profit driven by expectations of rapid adoption of Republican proposals to decrease regulation and dramatically reduce tax rates.

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a surprise, and was coupled with the unexpected retention of both houses of Congress by the Republican Party. Markets quickly reacted to Trump and Republican policy preferences, with cyclical and regulated sectors such as banks posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to the resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms

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weakened. The U.S. election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The financials sector has been a significant area of investment for the Fund.3 Mutual Series has a long history with financials, including managing a sector-specific fund, the Franklin Mutual Financial Services Fund. Financials have traded at historically low price-to-book valuations almost continuously since the financial crisis of 2008. The Franklin Mutual Beacon Fund has held various positions, and entered 2016 with significant positions in JPMorgan Chase, Capital One Financial, Wells Fargo, Société Générale, and others. Through the year, the financials sector was volatile like the overall market, but ended the year strong. The firms mentioned benefited from several trends, including improved economic growth, which drives new business and lowers credit costs. They also benefited from rising interest rates. Most banks have substantial assets which generate more income as rates rise and often have some funding that is not tied to rates, and so it can become a more advantageous environment when rates are higher. Finally, financial firms would benefit from a reduction in regulation, as many are still being investigated or paying fines for activities that occurred as much as a decade ago. If all of these effects materialize, we believe the valuations of financials will likely continue to improve.

An example of such a firm held by the Fund is JPMorgan Chase, one of the biggest banks in the world. JPMorgan is diversified, with activities in retail banking, credit cards, mortgages, investment banking and asset management. We believe JPMorgan is likely to benefit from all the trends mentioned above. Higher rates should drive income from the substantial assets JPMorgan carries, as well as increase the value of the non-interest bearing accounts JPMorgan provides. An improving economy kept credit losses low and increased demand for new loans and other services, and a recovering financial market benefited investment bank and asset management activities. JPMorgan shares appreciated in 2016 but, in our view, remained modestly valued and an attractive investment for the Fund.

Merger and acquisition activity continued to be strong in 2016, helping to support equity market valuations. Regulatory uncertainty persisted throughout the year, with deal failures from the first half of the year, such as the failed mergers of Office Depot4 with Staples5 and Baker Hughes4 with Halliburton,5 followed by the Department of Justice’s decisions to sue to block two major health insurance mergers. However, major deals continued to be announced, including Microsoft’s acquisition of LinkedIn5 and AT&T’s5 acquisition of Time Warner. Several of these deals have presented attractive merger arbitrage opportunities, in our view.

Credit spreads widened dramatically across industries and countries in early 2016 and then narrowed steadily through the rest of the year. The trend was particularly apparent in subinvestment-grade credit, which created additional challenges for sectors and industries already experiencing distress, including energy, metals and mining.6 Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations, where we felt the yield reached attractive levels and that cheap enterprise valuation multiples provided downside protection. Early in the year, the Fund invested in debt needed to complete acquisitions. These “hung deals” in our view presented attractive opportunities for us to allocate capital at times when significant stress was observed in the market. By the end of the period, credit spreads had tightened materially from their intra-period highs and the Fund had exited many of the opportunistic investments.

We are also reaching the end of the investment horizon of some long-standing high yield positions. The Fund’s position in the debt issued in the leveraged buyout of TXU in 2007 came through bankruptcy and the Fund now holds equity in a reorganized entity. Debt held in other leveraged buyouts with

3. The financials sector comprises banks, consumer finance and insurance in the SOI.
4. Not held at period-end.
5. Not a Fund holding.
6. The energy sector comprises oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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unsustainable capital structures, such as iHeartCommunications (formerly known as Clear Channel Communications) and Caesars Entertainment continue to head toward long-term resolutions.

Top 10 Equity Holdings

12/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
Time Warner Inc.	3.4%
Media, U.S.
JPMorgan Chase & Co.	3.3%
Banks, U.S.
Symantec Corp.	3.2%
Software, U.S.
Novartis AG	3.2%
Pharmaceuticals, Switzerland
Capital One Financial Corp.	3.1%
Consumer Finance, U.S.
Societe Generale SA	3.1%
Banks, France
Wells Fargo & Co.	3.0%
Banks, U.S.
British American Tobacco PLC	3.0%
Tobacco, U.K.
Medtronic PLC	3.0%
Health Care Equipment & Supplies, U.S.
KLX Inc.	2.9%
Aerospace & Defense, U.S.

Turning to Fund performance, top positive contributors included U.S.-based media company Time Warner, California-based information technology (IT) security company Symantec and minerals mining company Tronox.

Time Warner owns several cable networks, along with film and television production studios. The company reported better-than-expected quarterly earnings in May, August and November, aided by revenue growth from its HBO cable network and an upturn in the growth of affiliate fees paid by cable companies and other content distributors for programming, due to recent contract renewals. Shares of Time Warner jumped further in late October following the announcement that the company reached an agreement to be purchased by AT&T. Investors expressed concern about potential regulatory risk due to the scope of the merger and Donald Trump’s comments during the U.S. presidential campaign that the deal should be blocked. However, Time Warner and AT&T stated their intention to structure the deal in a way to improve the likelihood of regulatory approval, including the possibility of relinquishing some spectrum licenses in order to avoid direct involvement by the Federal Communications Commission.

In January of 2016, Symantec sold Veritas, its storage software business, to a private equity group, focusing the firm on its historic roots in security software. In June 2016, investors responded positively to Symantec’s announced acquisition of Blue Coat Systems, a cyber-defense technologies firm. The announcement that the chief executive officer (CEO) of Blue Coat Systems, Greg Clark, would lead the combined company and management’s reiteration of its expectations for strong post-merger earnings growth were also positive drivers of stock performance. Unlike a number of prior Symantec CEOs, Mr. Clark has a background in security engineering, and initial meetings with investors were well received. In addition, Symantec reported positive quarterly results in August and November, and announced in late December the acquisition of LifeLock, a cybersecurity identity protection company. We believe the acquisition of LifeLock has the potential to yield significant revenue synergies by expanding the line of consumer security products offered by Symantec and its potential customer market. Together, the acquisitions of Blue Coat and LifeLock could materially strengthen the Symantec business and position the firm for several years of growth.

Tronox mines and processes minerals, including titanium ore, zircon and trona ore, and manufactures titanium dioxide (TiO2) pigments. A two-year condition of oversupply and demand weakness that depressed global TiO2 prices began to wane in 2016. Improving market conditions during the year led to a significant decline in TiO2 inventory levels and enabled Tronox to increase prices for all grades of TiO2 and soda ash. The company also maintained strong cost controls. As a result, Tronox reported solid quarterly results in August and November, and management expressed a positive outlook for 2017.

During the period under review, Fund investments that detracted from performance included Israel-based pharmaceutical services provider Teva Pharmaceutical Industries, Finland-based global communications and IT company Nokia and Switzerland-based diversified health care company Novartis.

Shares of Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February 2016. The stock slid further in the first half of the year due to a delay in the closing of Teva’s acquisition of Actavis, Allergan’s generics unit, which was finally completed in August. Downward pressure on the stock during the second half of the year came from heightened concerns around

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generics drug price deflation in the U.S., lowered 2016 fiscal-year guidance issued in November, and the unexpected announcement that Siggi Olafsson would step down as the head of Teva’s global generics medicine group in early 2017 and be replaced by Dipankar Bhattacharjee, the head of Teva’s generics business in Europe. Olafsson’s departure raised investor concerns about the integration of Actavis. At the close of 2016, Teva’s stock price reflected a high degree of caution by investors. However, we believe Teva has a strong global generics business and an emerging specialty drug pipeline, as well as an improving balance sheet due to deleveraging.

Nokia’s stock price retreated in early February 2016 after the International Court of Arbitration issued a binding ruling prescribing lower-than-estimated royalty rates that South Korea-based Samsung Electronics is to pay to Nokia. The decision has negative implications for the high-margin cash flows Nokia is supposed to receive. In February 2016, Nokia also announced its first set of quarterly results following the January 2016 close of its Alcatel-Lucent acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In late October, shares fell further as quarterly results showed a decline in network equipment revenues and management cautioned that year-over-year sales in 2017 could be negative.

Novartis has solid market positions in biopharmaceuticals, especially oncology, generic pharmaceuticals through its Sandoz division, and eye care through its Alcon division. The stock price declined sharply in early 2016, driven by the January release of weak quarterly results, weak guidance for 2016 and a broad global equity market downturn. The stock regained some lost ground in the middle of the year, aided in part by new heart failure guidelines from cardiology groups in the U.S. (The American College of Cardiology) and Europe (European Society of Cardiology) that recommend use of the company’s heart drug Entresto as an alternative to ACE inhibitors in certain circumstances. However, the stock came under renewed pressure in October. The company reported better-than-expected earnings but investors focused on the struggling Alcon division. Novartis is making substantial investments to turn around Alcon—leading to a substantial decline in Alcon’s profits—and the turnaround is taking longer than the company or investors had expected. In addition, Novartis stated that it expects the tough drug pricing environment in the U.S. to persist.

During the period, the Fund held currency forwards and futures to partially hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Christian Correa has been portfolio manager for Franklin
Mutual Beacon Fund since 2007 and a co-portfolio manager
since December 2010. He joined Franklin Templeton
Investments in 2003 and serves as Director of Research for
Franklin Mutual Advisers. Previously, he covered merger
arbitrage and special situations at Lehman Brothers
Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for
Franklin Mutual Beacon Fund since 2010 and was assistant
portfolio manager for the Fund since 2009. Before that, she
was assistant portfolio manager for Franklin Mutual Global
Discovery Fund since 2007. She has been an analyst for
Franklin Mutual Advisers since 2003, when she joined
Franklin Templeton Investments. Previously, she was a
senior vice president in the equity research department at
Lazard Freres. Also, she was an economic research analyst
at Mitsubishi Bank.

Aman Gupta has been assistant portfolio manager for
Franklin Mutual Beacon Fund since December 2013 and has
been an analyst for Franklin Mutual Advisers since 2010.
Previously, Mr. Gupta was a senior equity analyst and
director at Evergreen Investments, where he covered the
health care industry with additional responsibilities in the consumer and industrials sectors.

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Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
Z
1-Year	+16.11%	+16.11%
5-Year	+78.75%	+12.32%
10-Year	+54.97%	+4.48%
A
1-Year	+15.80%	+9.11%
5-Year	+76.25%	+10.68%
10-Year	+50.48%	+3.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[4]
Share Class
Z	0.84%
A	1.09%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Source: Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1]	Value 12/31/16	7/1/16–12/31/16[1]	Ratio
Z	$1,000	$1,111.30	$4.25	$1,021.11	$4.06	0.80%
A	$1,000	$1,109.50	$5.57	$1,019.86	$5.33	1.05%
C	$1,000	$1,105.50	$9.53	$1,016.09	$9.12	1.80%
R	$1,000	$1,108.50	$6.89	$1,018.60	$6.60	1.30%
R6	$1,000	$1,111.50	$3.82	$1,021.52	$3.66	0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.30	$16.59	$16.91	$13.36	$11.68
Income from investment operations[a]:
Net investment income[b]	0.37 [c]	0.29	0.54 [d]	0.31	0.24
Net realized and unrealized gains (losses)	1.93	(0.99)	0.62	3.56	1.68
Total from investment operations	2.30	(0.70)	1.16	3.87	1.92
Less distributions from:
Net investment income	(0.37)	(0.37)	(0.69)	(0.32)	(0.24)
Net realized gains	(0.93)	(1.22)	(0.79)	—	—
Total distributions	(1.30)	(1.59)	(1.48)	(0.32)	(0.24)
Net asset value, end of year.	$15.30	$14.30	$16.59	$16.91	$13.36

Total return	16.11%	(4.14)%	6.82%	29.11%	16.44%

Ratios to average net assets
Expenses[e]	0.80%[f]	0.84%[f,g]	0.83%[f]	0.80%[f]	0.84%
Expenses incurred in connection with securities sold short	0.01%	0.04%	0.04%	—%[h]	0.01%
Net investment income	2.48%[c]	1.73%	3.14%[d]	2.02%	1.87%

Supplemental data
Net assets, end of year (000’s)	$2,564,120	$2,420,165	$2,774,929	$2,876,322	$2,450,546
Portfolio turnover rate	30.94%	35.80%	40.06%	32.95%	43.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.20	$16.47	$16.80	$13.28	$11.61
Income from investment operations[a]:
Net investment income[b]	0.33 [c]	0.24	0.49 [d]	0.26	0.20
Net realized and unrealized gains (losses)	1.91	(0.97)	0.60	3.54	1.67
Total from investment operations	2.24	(0.73)	1.09	3.80	1.87
Less distributions from:
Net investment income	(0.33)	(0.32)	(0.63)	(0.28)	(0.20)
Net realized gains	(0.93)	(1.22)	(0.79)	—	—
Total distributions	(1.26)	(1.54)	(1.42)	(0.28)	(0.20)
Net asset value, end of year.	$15.18	$14.20	$16.47	$16.80	$13.28

Total return[e]	15.80%	(4.33)%	6.48%	28.70%	16.10%

Ratios to average net assets
Expenses[f]	1.05%[g]	1.12%[g,h]	1.13%[g]	1.10%[g]	1.14%
Expenses incurred in connection with securities sold short	0.01%	0.04%	0.04%	—%[i]	0.01%
Net investment income	2.23%[c]	1.45%	2.84%[d]	1.72%	1.57%

Supplemental data
Net assets, end of year (000’s)	$992,306	$1,019,568	$1,101,706	$1,148,409	$983,981
Portfolio turnover rate	30.94%	35.80%	40.06%	32.95%	43.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.10	$16.36	$16.70	$13.21	$11.54
Income from investment operations[a]:
Net investment income[b]	0.22 [c]	0.12	0.37 [d]	0.15	0.11
Net realized and unrealized gains (losses)	1.88	(0.96)	0.59	3.51	1.66
Total from investment operations	2.10	(0.84)	0.96	3.66	1.77
Less distributions from:
Net investment income	(0.21)	(0.20)	(0.51)	(0.17)	(0.10)
Net realized gains	(0.93)	(1.22)	(0.79)	—	—
Total distributions	(1.14)	(1.42)	(1.30)	(0.17)	(0.10)
Net asset value, end of year.	$15.06	$14.10	$16.36	$16.70	$13.21

Total return[e]	14.94%	(5.06)%	5.78%	27.79%	15.29%

Ratios to average net assets
Expenses[f]	1.80%[g]	1.84%[g,h]	1.83%[g]	1.80%[g]	1.84%
Expenses incurred in connection with securities sold short	0.01%	0.04%	0.04%	—%[i]	0.01%
Net investment income	1.48%[c]	0.73%	2.14%[d]	1.02%	0.87%

Supplemental data
Net assets, end of year (000’s)	$275,138	$285,333	$320,832	$336,222	$295,958
Portfolio turnover rate	30.94%	35.80%	40.06%	32.95%	43.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.05	$16.33	$16.68	$13.19	$11.52
Income from investment operations[a]:
Net investment income[b]	0.30 [c]	0.20	0.44 [d]	0.23	0.18
Net realized and unrealized gains (losses)	1.89	(0.97)	0.61	3.50	1.66
Total from investment operations	2.19	(0.77)	1.05	3.73	1.84
Less distributions from:
Net investment income	(0.30)	(0.29)	(0.61)	(0.24)	(0.17)
Net realized gains	(0.93)	(1.22)	(0.79)	—	—
Total distributions	(1.23)	(1.51)	(1.40)	(0.24)	(0.17)
Net asset value, end of year.	$15.01	$14.05	$16.33	$16.68	$13.19

Total return	15.58%	(4.61)%	6.31%	28.34%	15.95%

Ratios to average net assets
Expenses[e]	1.30%[f]	1.34%[f,g]	1.33%[f]	1.30%[f]	1.34%
Expenses incurred in connection with securities sold short	0.01%	0.04%	0.04%	—%[h]	0.01%
Net investment income	1.98%[c]	1.23%	2.64%[d]	1.52%	1.37%

Supplemental data
Net assets, end of year (000’s)	$2,035	$2,343	$2,246	$1,956	$1,905
Portfolio turnover rate	30.94%	35.80%	40.06%	32.95%	43.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.30	$16.58	$16.88	$14.77
Income from investment operations[b]:
Net investment income[c]	0.38 [d]	0.30	0.56 [e]	0.24
Net realized and unrealized gains (losses)	1.93	(0.98)	0.63	2.21
Total from investment operations	2.31	(0.68)	1.19	2.45
Less distributions from:
Net investment income.	(0.38)	(0.38)	(0.70)	(0.34)
Net realized gains	(0.93)	(1.22)	(0.79)	—
Total distributions	(1.31)	(1.60)	(1.49)	(0.34)
Net asset value, end of year	$15.30	$14.30	$16.58	$16.88

Total return[f]	16.20%	(3.98)%	6.91%	16.83%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction[h]	0.71%	0.74%	0.74%	2.10%
Expenses net of waiver and payments by affiliates and expense reduction[h,i]	0.71%	0.74%[j]	0.74%	0.71%
Expenses incurred in connection with securities sold short	0.01%	0.04%	0.04%	—%[k]
Net investment income	2.57%[d]	1.83%	3.23%[e]	2.11%

Supplemental data
Net assets, end of year (000’s)	$604	$48,844	$50,868	$6
Portfolio turnover rate	30.94%	35.80%	40.06%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.
eNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, December 31, 2016
		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests 87.2%
Aerospace & Defense 2.9%
[a] KLX Inc	United States	2,484,936	$112,095,463
Auto Components 0.4%
[a,b] International Automotive Components Group Brazil LLC	Brazil	2,846,329	70,037
[a,b,c] International Automotive Components Group North America LLC	United States	22,836,904	16,988,373
			17,058,410
Banks 11.4%
JPMorgan Chase & Co	United States	1,475,350	127,307,951
Societe Generale SA	France	2,404,400	118,260,623
[a] Standard Chartered PLC	United Kingdom	8,980,847	73,414,447
Wells Fargo & Co	United States	2,119,840	116,824,382
			435,807,403
Chemicals 3.7%
[a,d,e] Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
Monsanto Co	United States	409,620	43,096,120
Syngenta AG.	Switzerland	134,550	53,177,902
Tronox Ltd., A	United States	4,297,768	44,309,988
			140,584,010
Communications Equipment 4.2%
Cisco Systems Inc	United States	2,338,442	70,667,717
Nokia OYJ, ADR	Finland	18,452,514	88,756,593
			159,424,310
Construction & Engineering 0.3%
Sinopec Engineering Group Co. Ltd	China	11,670,944	9,737,702
Consumer Finance 3.1%
Capital One Financial Corp	United States	1,361,758	118,799,768
Diversified Telecommunication Services 2.8%
Koninklijke KPN NV	Netherlands	36,406,600	107,795,962
Electric Utilities 0.5%
Vistra Energy Corp	United States	1,256,451	19,474,991
Electrical Equipment 2.9%
[a] Sensata Technologies Holding NV	United States	2,834,916	110,419,978
Food & Staples Retailing 3.9%
[a] Rite Aid Corp	United States	6,467,611	53,293,114
Walgreens Boots Alliance Inc	United States	1,177,451	97,445,845
			150,738,959
Health Care Equipment & Supplies 6.5%
Medtronic PLC	United States	1,597,030	113,756,447
St. Jude Medical Inc	United States	981,330	78,692,852
Stryker Corp	United States	483,933	57,980,013
			250,429,312
Hotels, Restaurants & Leisure 1.5%
Accor SA	France	1,584,240	59,059,587
Insurance 1.5%
White Mountains Insurance Group Ltd	United States	66,443	55,549,670
Internet Software & Services 1.3%
[a] Baidu Inc., ADR.	China	313,577	51,555,195

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Annual Report

19

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Units	Value

Common Stocks and Other Equity Interests (continued)
IT Services 1.5%
[a] Cognizant Technology Solutions Corp., A	United States	1,059,520	$59,364,906
Machinery 1.0%
Caterpillar Inc	United States	399,584	37,057,420
Media 7.4%
[a] Charter Communications Inc., A	United States	239,187	68,866,721
[a] DISH Network Corp., A.	United States	709,941	41,126,882
[a] Liberty Global PLC, C.	United Kingdom	1,459,635	43,351,160
Time Warner Inc	United States	1,351,872	130,496,204
			283,840,967
Metals & Mining 0.8%
[a,f,g] Freeport-McMoRan Inc	United States	2,276,910	30,032,443
Oil, Gas & Consumable Fuels 3.4%
[f,g] Marathon Oil Corp	United States	5,116,473	88,566,147
[a,b,c] Warrior Met Coal LLC, A	United States	10,273	3,338,725
[a,b,c] Warrior Met Coal LLC, B	United States	24,026	7,808,450
The Williams Cos. Inc	United States	947,112	29,493,068
			129,206,390
Pharmaceuticals 11.0%
Eli Lilly & Co	United States	1,203,639	88,527,648
GlaxoSmithKline PLC	United Kingdom	2,150,447	41,377,822
Merck & Co. Inc	United States	1,891,957	111,379,509
Novartis AG, ADR	Switzerland	1,674,510	121,971,308
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,641,010	59,486,613
			422,742,900
Software 9.8%
CA Inc	United States	2,331,659	74,076,806
[a] Check Point Software Technologies Ltd	Israel	1,007,916	85,128,585
Microsoft Corp	United States	1,524,162	94,711,427
Symantec Corp	United States	5,110,240	122,083,634
			376,000,452
Tobacco 3.0%
British American Tobacco PLC	United Kingdom	2,009,362	114,392,881
Wireless Telecommunication Services 2.4%
Vodafone Group PLC	United Kingdom	37,020,519	91,139,052
Total Common Stocks and Other Equity Interests
(Cost $2,777,589,056)			3,342,308,131

Preferred Stocks 5.1%
Automobiles 2.3%
[h] Porsche Automobil Holding SE, 1.952%, pfd	Germany	1,639,312	89,245,499
Technology Hardware, Storage & Peripherals 2.8%
[h] Samsung Electronics Co. Ltd., 0.07%, pfd	South Korea	88,380	104,906,204
Total Preferred Stocks (Cost $159,778,763)			194,151,703

20 Annual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value

Corporate Notes and Senior Floating Rate Interests 2.2%
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	$18,873,000	$15,499,451
[i,j] Tranche D Term Loan, 7.52%, 1/30/19	United States	15,813,483	12,901,161
[i,j] Tranche E Term Loan, 8.27%, 7/30/19	United States	5,080,935	4,179,070
[i,j] Veritas Software Corp.,
Term Loan B1, 6.625%, 1/27/23	United States	11,265,868	10,425,625
Term Loan B2, 8.625%, 1/27/23	United States	10,874,362	9,757,021
[k] Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	2,112,000	1,980,000
senior note, 144A, 10.50%, 2/01/24	United States	13,577,000	12,439,926
[k] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	13,099,000	15,522,315
Total Corporate Notes and Senior Floating Rate Interests
(Cost $84,082,879)			82,704,569

Corporate Notes and Senior Floating Rate Interests in
Reorganization 1.4%
[b,l] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—
[i,j,l] Caesars Entertainment Operating Co. Inc.,
Term B-5-B Loans, 1.50%, 3/01/17	United States	7,504,361	8,130,975
Term B-6-B Loans, 1.50%, 3/01/17	United States	31,654,839	35,057,734
Term B-7 Loans, 1.50%, 3/01/17	United States	10,119,494	11,846,052
[l] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	14,349,000	771,259
Total Corporate Notes and Senior Floating Rate Interests in
Reorganization (Cost $51,814,079)			55,806,020

		Shares

Companies in Liquidation 0.2%
[a] Adelphia Recovery Trust.	United States	48,268,724	28,961
[a,d] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	6,161,087	61,611
[a,b,c,m] CB FIM Coinvestors LLC	United States	15,831,950	—
[a,d,e] Century Communications Corp., Contingent Distribution.	United States	16,986,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
[a,n] Lehman Brothers Holdings Inc., Bankruptcy Claim.	United States	163,140,446	5,556,563
[a,d,e] Tribune Media Litigation Trust, Contingent Distribution	United States	497,438	—
[a,e] Vistra Energy Corp., Litigation Trust	United States	74,588,735	865,230
[a] Vistra Energy Corp., Litigation Trust, TRA	United States	1,256,451	1,821,854
Total Companies in Liquidation (Cost $23,143,040)			8,334,219

		Principal
		Amount

Municipal Bonds in Reorganization (Cost $14,893,535) 0.3%
[l] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$17,038,000	11,500,650
Total Investments before Short Term Investments
(Cost $3,111,301,352)			3,694,805,292

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Annual Report

21

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value
Short Term Investments 4.1%
U.S. Government and Agency Securities 4.1%
[o] FHLB, 1/03/17	United States	$20,900,000	$20,900,000
[o] U.S. Treasury Bill,
[g] 3/16/17 - 5/18/17	United States	22,000,000	21,963,136
1/05/17 - 6/15/17	United States	115,000,000	114,858,622
Total U.S. Government and Agency Securities
(Cost $157,719,792)			157,721,758
Total Investments (Cost $3,269,021,144) 100.5%			3,852,527,050
Options Written (0.0)%†			(280,000)
Securities Sold Short (0.9)%			(32,822,997)
Other Assets, less Liabilities 0.4%			14,780,030
Net Assets 100.0%			$3,834,204,083

		Number of
		Contracts
[p] Options Written (0.0)%†
Calls - Exchange-Traded
Metals & Mining (0.0)%†
Freeport-McMoRan Inc., February Strike Price $16, Expires 2/17/17	United States	3,500	(87,500)
Oil, Gas & Consumable Fuels (0.0)%†
Marathon Oil Corp., April Strike Price $20, Expires 4/21/17	United States	2,500	(192,500)
Total Options Written (Premiums Received $822,578)			$(280,000)

		Shares
[q] Securities Sold Short (Proceeds $34,878,858) (0.9)%
Common Stocks (0.9)%
Health Care Equipment & Supplies (0.9)%
Abbott Laboratories	United States	854,543	$(32,822,997)

22 Annual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $865,230, representing less than 0.1% of net assets.
fA portion or all of the security is held in connection with written option contracts open at year end.
gA portion or all of the security has been segregated as collateral for securities sold short and open written options contracts. At December 31, 2016, the aggregate value of these securities and/or cash pledged amounted to $59,404,772, representing 1.5% of net assets.
hVariable rate security. The rate shown represents the yield at period end.
iThe coupon rate shown represents the rate at period end.
jSee Note 1(g) regarding senior floating rate interests.
kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $29,942,241, representing 0.8% of net assets.
lSee Note 8 regarding credit risk and defaulted securities.
mSee Note 12 regarding holdings of 5% voting securities.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security was issued on a discount basis with no stated coupon rate.
pSee Note 1(c) regarding written options.
qSee Note 1(e) regarding securities sold short.

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Annual Report

23

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	953	$125,962,775	3/13/17	$489,208	$—
GBP/USD		Short	1,648	127,287,400	3/13/17	2,939,642	—
Total Futures Contracts						$3,428,850	$—
Net unrealized appreciation (depreciation)						$3,428,850

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound	BOFA	Sell	920,000	$1,211,504	1/13/17	$77,741	$—
British Pound	BONY	Buy	146,676	182,003	1/13/17	—	(1,247)
British Pound	BONY	Sell	349,174	461,399	1/13/17	31,094	—
British Pound	FBCO	Sell	1,653,382	2,177,015	1/13/17	139,467	—
British Pound	HSBK	Buy	197,912	249,283	1/13/17	—	(5,386)
British Pound	HSBK	Sell	32,944,809	43,368,703	1/13/17	2,769,135	—
British Pound	SSBT	Buy	496,714	627,130	1/13/17	—	(15,003)
British Pound	SSBT	Sell	968,038	1,267,598	1/13/17	74,635	—
British Pound	UBSW	Buy	1,000,000	1,251,869	1/13/17	—	(19,518)
Euro	BOFA	Sell	2,803,550	3,139,208	1/17/17	186,387	—
Euro	BONY	Sell	2,011,269	2,253,139	1/17/17	134,783	—
Euro	FBCO	Sell	33,656,892	37,396,950	1/17/17	1,948,034	—
Euro	HSBK	Sell	5,931,974	6,636,815	1/17/17	389,000	—
Euro	SSBT	Sell	34,825,891	38,719,689	1/17/17	2,039,531	—
British Pound	BOFA	Sell	528,961	656,245	2/13/17	3,885	—
British Pound	FBCO	Sell	9,614,751	12,561,014	2/13/17	703,288	—
British Pound	HSBK	Sell	283,000	348,813	2/13/17	—	(207)
British Pound	HSBK	Sell	8,907,891	11,598,685	2/13/17	612,718	—
British Pound	SSBT	Sell	283,000	348,271	2/13/17	—	(748)
British Pound	SSBT	Sell	3,049,073	3,949,639	2/13/17	189,263	—
British Pound	UBSW	Sell	1,273,066	1,671,943	2/13/17	101,890	—
South Korean Won	BOFA	Buy	5,691,672,000	4,862,621	2/13/17	—	(149,509)
South Korean Won	BOFA	Sell	6,763,846,701	6,105,932	2/13/17	504,983	—
South Korean Won	FBCO	Sell	40,211,709,440	36,191,747	2/13/17	2,893,572	—
South Korean Won	HSBK	Sell	1,637,239,500	1,353,090	2/13/17	—	(2,661)
South Korean Won	HSBK	Sell	49,724,248,333	44,556,249	2/13/17	3,381,011	—
South Korean Won	UBSW	Sell	866,780,437	787,624	2/13/17	69,868	—
Euro	BOFA	Sell	274,202	309,519	2/17/17	20,297	—
Euro	BONY	Sell	2,900,000	3,313,250	2/17/17	254,394	—
Euro	FBCO	Sell	274,202	309,240	2/17/17	20,017	—
Euro	HSBK	Sell	1,617,093	1,832,396	2/17/17	126,720	—
Euro	SSBT	Sell	1,273,995	1,437,816	2/17/17	94,034	—
Euro	UBSW	Sell	426,021	482,598	2/17/17	33,240	—
Euro	BOFA	Sell	724,749	755,965	4/07/17	—	(10,517)
Euro	BONY	Sell	733,657	766,027	4/07/17	—	(9,876)

24 Annual Report

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FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	FBCO	Sell	1,567,161	$1,740,418	4/07/17	$83,016	$—
Euro	HSBK	Sell	724,750	757,230	4/07/17	—	(9,253)
Euro	HSBK	Sell	2,221,694	2,497,693	4/07/17	148,068	—
Euro	SSBT	Sell	1,567,160	1,740,441	4/07/17	83,040	—
Euro	SSBT	Sell	9,427,665	9,887,065	4/07/17	—	(83,469)
Euro	UBSW	Sell	16,412,670	17,197,432	4/07/17	—	(160,324)
Euro	BOFA	Sell	6,748,709	7,291,078	4/18/17	149,747	—
Euro	BOFA	Sell	11,038,645	11,561,822	4/18/17	—	(119,019)
Euro	BONY	Sell	755,577	794,708	4/18/17	—	(4,826)
Euro	BONY	Sell	3,556,756	3,883,459	4/18/17	119,781	—
Euro	FBCO	Sell	1,603	1,737	4/18/17	40	—
Euro	HSBK	Sell	3,183,806	3,451,281	4/18/17	82,251	—
Euro	SSBT	Sell	1,469,385	1,546,534	4/18/17	—	(8,336)
Euro	SSBT	Sell	3,353,487	3,641,239	4/18/17	92,656	—
Euro	UBSW	Sell	1,469,384	1,546,237	4/18/17	—	(8,631)
Euro	UBSW	Sell	18,450,480	20,561,130	4/18/17	1,037,256	—
British Pound	BONY	Sell	411,000	503,512	4/24/17	—	(4,262)
British Pound	HSBK	Sell	411,000	502,378	4/24/17	—	(5,396)
British Pound	SSBT	Sell	6,591,242	8,259,485	4/24/17	116,274	—
Euro	BOFA	Sell	212,891	223,727	5/04/17	—	(1,733)
Euro	BOFA	Sell	7,249,062	8,108,978	5/04/17	431,913	—
Euro	BONY	Sell	320,922	349,880	5/04/17	10,010	—
Euro	FBCO	Sell	980,249	1,051,758	5/04/17	13,633	—
Euro	HSBK	Sell	217,920	229,374	5/04/17	—	(1,413)
Euro	HSBK	Sell	17,276,780	19,175,610	5/04/17	878,767	—
Euro	SSBT	Sell	6,537,490	7,126,194	5/04/17	202,714	—
Euro	SSBT	Sell	18,363,875	19,312,826	5/04/17	—	(135,301)
Euro	UBSW	Sell	2,401,750	2,518,121	5/04/17	—	(25,435)
Euro	UBSW	Sell	18,518,250	19,981,140	5/04/17	369,523	—
South Korean Won	FBCO	Sell	1,731,817,467	1,481,553	5/12/17	47,233	—
South Korean Won	HSBK	Sell	21,442,818,422	18,606,562	5/12/17	847,259	—
South Korean Won	UBSW	Sell	6,795,538,200	5,804,438	5/12/17	176,258	—
Euro	BOFA	Sell	4,090,674	4,397,248	5/18/17	61,946	—
Euro	BOFA	Sell	7,974,407	8,374,404	5/18/17	—	(76,883)
Euro	BONY	Sell	729,712	766,818	5/18/17	—	(6,532)
Euro	BONY	Sell	1,319,701	1,427,141	5/18/17	28,519	—
Euro	FBCO	Sell	27,396	29,298	5/18/17	264	—
Euro	HSBK	Sell	718,676	755,201	5/18/17	—	(6,453)
Euro	HSBK	Sell	19,261,094	20,802,015	5/18/17	389,085	—
Euro	SSBT	Sell	724,194	759,299	5/18/17	—	(8,202)
Euro	SSBT	Sell	22,868,693	24,660,059	5/18/17	423,791	—
Euro	UBSW	Sell	724,193	760,417	5/18/17	—	(7,084)
Euro	UBSW	Sell	16,984,634	18,170,404	5/18/17	170,069	—
British Pound	BOFA	Sell	15,637,184	19,730,963	5/23/17	397,982	—
British Pound	BONY	Sell	10,285,522	12,900,976	5/23/17	184,505	—
British Pound	HSBK	Sell	11,427,862	14,334,257	5/23/17	205,457	—
British Pound	SSBT	Sell	362,861	448,714	5/23/17	92	—

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25

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

			Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	UBSW Sell	1,897,261	$2,369,210	5/23/17	$23,537	$—
Total Forward Exchange Contracts					$23,573,673	$(887,224)
Net unrealized appreciation (depreciation)					$22,686,449

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 44.

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost	$3,269,021,144
Value.	$3,852,527,050
Cash.	7,090,052
Restricted Cash (Note 1d)	4,220,000
Receivables:
Investment securities sold	34,963
Capital shares sold	3,918,567
Dividends and interest	5,639,988
European Union tax reclaims	1,800,962
Due from brokers	41,355,009
Unrealized appreciation on OTC forward exchange contracts	23,573,673
Other assets	305
Total assets	3,940,160,569
Liabilities:
Payables:
Capital shares redeemed	55,626,101
Management fees	2,226,764
Distribution fees	865,299
Transfer agent fees	562,506
Trustees’ fees and expenses	221,700
Variation margin	1,496,562
Options written, at value (premiums received $822,578)	280,000
Securities sold short, at value (proceeds $34,878,858)	32,822,997
Due to brokers	10,690,000
Unrealized depreciation on OTC forward exchange contracts	887,224
Accrued expenses and other liabilities.	277,333
Total liabilities	105,956,486
Net assets, at value	$3,834,204,083
Net assets consist of:
Paid-in capital	$3,215,757,353
Distributions in excess of net investment income	(1,675,194)
Net unrealized appreciation (depreciation)	612,002,729
Accumulated net realized gain (loss)	8,119,195
Net assets, at value	$3,834,204,083

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class Z:
Net assets, at value	$2,564,120,121
Shares outstanding.	167,564,122
Net asset value and maximum offering price per share	$15.30
Class A:
Net assets, at value	$992,306,339
Shares outstanding.	65,376,170
Net asset value per share[a]	$15.18
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.11
Class C:
Net assets, at value	$275,138,404
Shares outstanding.	18,266,508
Net asset value and maximum offering price per share[a]	$15.06
Class R:
Net assets, at value	$2,035,314
Shares outstanding.	135,622
Net asset value and maximum offering price per share	$15.01
Class R6:
Net assets, at value	$603,905
Shares outstanding.	39,469
Net asset value and maximum offering price per share	$15.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends	$108,509,211
Interest.	12,985,532
Other income (Note 1h)	63,369
Total investment income	121,558,112
Expenses:
Management fees (Note 3a)	25,020,199
Distribution fees: (Note 3c)
Class A.	2,446,990
Class C	2,715,430
Class R	9,484
Transfer agent fees: (Note 3e)
Class Z	2,160,479
Class A.	879,346
Class C	243,940
Class R	1,703
Class R6.	384
Custodian fees (Note 4)	137,219
Reports to shareholders	251,881
Registration and filing fees	132,996
Professional fees	299,549
Trustees’ fees and expenses	113,345
Dividends and/or interest on securities sold short	353,176
Other	106,300
Total expenses	34,872,421
Expense reductions (Note 4)	(9,612)
Net expenses	34,862,809
Net investment income	86,695,303
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	180,238,856
Controlled affiliates (Note 12)	(216,447)
Non-controlled affiliates (Note 12)	979,421
Written options	945,240
Foreign currency transactions	26,142,833
Futures contracts	31,473,106
Securities sold short	(659,832)
Net realized gain (loss)	238,903,177
Net change in unrealized appreciation (depreciation) on:
Investments.	217,586,031
Translation of other assets and liabilities
denominated in foreign currencies	7,310,131
Written options	542,578
Futures contracts	(719,804)
Net change in unrealized appreciation (depreciation)	224,718,936
Net realized and unrealized gain (loss)	463,622,113
Net increase (decrease) in net assets resulting from operations	$550,317,416

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$86,695,303	$66,294,977
Net realized gain (loss)	238,903,177	283,496,093
Net change in unrealized appreciation (depreciation)	224,718,936	(520,319,967)
Net increase (decrease) in net assets resulting from operations	550,317,416	(170,528,897)
Distributions to shareholders from:
Net investment income:
Class Z	(58,200,382)	(58,009,414)
Class A	(20,284,242)	(21,453,939)
Class C	(3,677,329)	(3,841,292)
Class R	(37,485)	(47,012)
Class R6	(1,152,424)	(1,193,201)
Net realized gains:
Class Z	(146,912,444)	(192,557,510)
Class A	(57,880,823)	(81,200,001)
Class C	(16,247,924)	(23,270,842)
Class R	(118,154)	(194,535)
Class R6	(2,834,009)	(3,774,972)
Total distributions to shareholders	(307,345,216)	(385,542,718)
Capital share transactions: (Note 2)
Class Z	(13,134,883)	767,996
Class A	(92,115,190)	68,017,445
Class C	(27,695,808)	7,516,255
Class R	(406,764)	458,707
Class R6	(51,666,995)	4,982,646
Total capital share transactions	(185,019,640)	81,743,049
Net increase (decrease) in net assets	57,952,560	(474,328,566)
Net assets:
Beginning of year	3,776,251,523	4,250,580,089
End of year	$3,834,204,083	$3,776,251,523
Distributions in excess of net investment income included in net assets:
End of year	$(1,675,194)	$(3,797,460)

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

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31

FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

32 Annual Report

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2016, the Fund received $13,588,938 in Government of Switzerland Treasury Bonds, Swiss Confederation Government Bond, United Kingdom Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations, if any. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These

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NOTES TO FINANCIAL STATEMENTS

additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis).

Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended December 31,
		2016			2015
	Shares		Amount	Shares	Amount
Class Z Shares:
Shares sold	9,149,715	$140,197,196		6,184,343	$103,977,966
Shares issued in reinvestment of distributions	12,432,394		192,053,179	16,350,016	235,028,910
Shares redeemed	(23,237,873)		(345,385,258)	(20,624,311)	(338,238,880)
Net increase (decrease)	(1,655,764)		$(13,134,883)	1,910,048	$767,996
Class A Shares:
Shares sold	5,078,134		$75,827,729	9,371,751	$155,165,698
Shares issued in reinvestment of distributions	4,985,244		76,408,846	7,035,175	100,397,421
Shares redeemed	(16,508,824)		(244,351,765)	(11,467,151)	(187,545,674)
Net increase (decrease)	(6,445,446)		$(92,115,190)	4,939,775	$68,017,445
Class C Shares:
Shares sold	884,730		$13,160,013	1,843,908	$30,482,924
Shares issued in reinvestment of distributions	1,245,164		18,929,994	1,808,301	25,661,223
Shares redeemed	(4,098,752)		(59,785,815)	(3,024,983)	(48,627,892)
Net increase (decrease)	(1,968,858)		$(27,695,808)	627,226	$7,516,255
Class R Shares:
Shares sold	29,412		$419,666	32,967	$537,011
Shares issued in reinvestment of distributions	10,270		155,639	17,101	241,547
Shares redeemed	(70,761)		(982,069)	(20,923)	(319,851)
Net increase (decrease)	(31,079)		$(406,764)	29,145	$458,707
Class R6 Shares:
Shares sold	618,690		$9,392,683	757,819	$11,893,414
Shares issued in reinvestment of distributions	3,324		51,412	5,769	82,858
Shares redeemed	(3,998,311)		(61,111,090)	(415,071)	(6,993,626)
Net increase (decrease)	(3,376,297)		$(51,666,995)	348,517	$4,982,646

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers.	$129,815
CDSC retained	$7,757

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees (continued)

For the year ended December 31, 2016, the Fund paid transfer agent fees of $3,285,852, of which $1,504,390 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the year ended December 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2016	$221,700
[b]Increase in projected benefit obligation	$2,368
Benefit payments made to retired trustees	$(3,759)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$128,829,823	$84,544,858
Long term capital gain	178,515,393	300,997,860
	$307,345,216	$385,542,718

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$3,288,418,908

Unrealized appreciation	$774,649,663
Unrealized depreciation	(210,541,521)
Net unrealized appreciation (depreciation)	$564,108,142

Undistributed ordinary income	$11,777,820
Undistributed long term capital gains	42,372,563
Distributable earnings	$54,150,383

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2016, aggregated $1,108,246,131 and $1,453,715,686, respectively.

Transactions in options written during the year ended December 31, 2016, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	15,585	1,794,260
Options expired	(7,190)	(746,582)
Options exercised	—	—
Options closed	(2,395)	(225,100)
Options outstanding at December 31, 2016	6,000	$822,578

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $67,306,670, representing 1.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC.	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	70,037
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	16,988,373
10,273	Warrior Met Coal LLC, A	9/19/14 - 3/31/16	13,493,478	3,338,725
24,026	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	1,922,095	7,808,450
	Total Restricted Securities (Value is 0.7% of Net Assets)		$36,008,903	$28,205,585

10. Unfunded Capital Commitments

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses in the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2016, the Fund had an unfunded capital commitment of $961,038, for which no depreciation has been recognized.

11. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Foreign exchange contracts	Variation margin	$3,428,850	[a]
	Unrealized appreciation on OTC	23,573,673		Unrealized depreciation on OTC	$887,224
	forward exchange contracts			forward exchange contracts

Equity contracts				Options written, at value	280,000
Totals		$27,002,523			$1,167,224

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Location	for the Year		Operations Location	for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Investments	$(1,014,163)[a]
	Foreign currency transactions	26,700,739	[b]	Translation of other	$7,307,776	[b]
				assets and liabilities denominated
				in foreign currencies
	Futures contracts	31,473,106		Futures contracts	(719,804)
Equity contracts	Written options	945,240		Written options	542,578
Totals		$58,104,922			$7,130,550

aPurchased option contracts are included in net realized gain (loss) from investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 0.8% of average month end net assets. The average month end number of open derivative contracts for the year was 159.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares	Value at		Realized
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	(Loss)

Controlled Affiliates[a]
PMG LLC	5,455	—	(5,455)	—	$—	$—	$(216,447)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	—	15,831,950	$—	$—	$—
KLX Inc	2,576,340	184,700	(276,104)	2,484,936	—[b]	—	979,421
Total Non-Controlled Affiliates					—	—	979,421
Total Affiliated Securities (Value is —% of Net Assets)					$—	$—	$762,974

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.
[b]As of December 31, 2016, no longer an affiliate.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$17,058,410		$17,058,410
Oil, Gas & Consumable Fuels.	118,059,215	—	11,147,175		129,206,390
All Other Equity Investments[b]	3,390,195,034	—	—[c]		3,390,195,034
Corporate Notes and Senior Floating Rate
Interests.	—	82,704,569	—		82,704,569
Corporate Notes and Senior Floating Rate
Interests in Reorganization	—	55,806,020	—[c]		55,806,020
Companies in Liquidation	28,961	7,440,028	865,230	[c]	8,334,219
Municipal Bonds in Reorganization	—	11,500,650	—		11,500,650
Short Term Investments	136,821,758	20,900,000	—		157,721,758
Total Investments in Securities	$3,645,104,968	$178,351,267	$29,070,815		$3,852,527,050

Other Financial Instruments:
Futures Contracts	$3,428,850	$—	$—		$3,428,850
Forward Exchange Contracts	—	23,573,673	—		23,573,673
Total Other Financial Instruments	$3,428,850	$23,573,673	$—		$27,002,523

Liabilities:
Other Financial Instruments:
Options Written	$280,000	$—	$—		$280,000
Securities Sold Short	32,822,997	—	—		32,822,997
Forward Exchange Contracts	—	887,224	—		887,224
Total Other Financial Instruments	$33,102,997	$887,224	$—		$33,990,221

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

15. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar	GO	General Obligation
HSBK	HSBC Bank PLC			TRA	Tax Receivable Agreement Right
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Beacon Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Beacon Fund (the “Fund”) (one of the Funds constituting Franklin Mutual Series Funds), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Beacon Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 21, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $196,221,474 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $45,477,961 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 48.95% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $106,753,112 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,399,483 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2016.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	42	Ares Capital Corporation (specialty
c/o Franklin Mutual Advisers, LLC				finance company) (2010-present),
101 John F. Kennedy Parkway				United Natural Foods, Inc. (distributor
Short Hills, NJ 07078-2789				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee and	Trustee since	16	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	Vice Chairman	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway		Chairman		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789		since 2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman	Trustee	Since 2009	16	None
(1947)
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot
Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight;
and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	42	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman	and Chairman of		(2003-present).
101 John F. Kennedy Parkway	of the	the Board since
Short Hills, NJ 07078-2789	Board	2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President, and	2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2789	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway	– AML	May 2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Fund uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Fund’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by
visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding the
operations of the Public Reference Room may be obtained by
calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus
available upon request). To reduce Fund expenses, we try to
identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This
process, called “householding,” will continue indefinitely
unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At
any time you may view current prospectuses/summary
prospectuses and financial reports on our website. If you
choose, you may receive these documents through electronic
delivery.

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Annual Report
and Shareholder Letter

December 31, 2016

Franklin Mutual Quest Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Shareholder Information	1
Annual Report
Franklin Mutual Quest Fund	3
Performance Summary	10
Your Fund's Expenses	13
Financial Highlights and Statement of Investments	14
FinancialStatements	26
Notes to Financial Statements	30
Report of Independent Registered
Public Accounting Firm .	46
Tax Information .	47
Board Members and Officers	48
Shareholder Information	52

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

franklintempleton.com

Annual Report

Franklin Mutual Quest Fund

This annual report for Franklin Mutual Quest Fund covers the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Its strategy is focused mainly on what the investment manager believes are undervalued mid- to large cap equity securities with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +16.26% cumulative total return for the 12 months ended December 31, 2016. In comparison, the Fund’s new benchmark, the MSCI World Index, which tracks stock performance in global developed markets, posted a total return of +8.15%, while its old equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a total return of +11.96%.1 As the investment manager believes the composition of the MSCI World Index more accurately reflects the Fund’s holdings, it has replaced the S&P 500 as the Fund’s benchmark. Also for comparison, the Fund’s new secondary benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, which measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+), posted a +17.13% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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FRANKLIN MUTUAL QUEST FUND

of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries (OPEC) deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December.

2. Source: Bureau of Labor Statistics.

The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

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FRANKLIN MUTUAL QUEST FUND

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/16

% of Total
Net Assets
Pharmaceuticals	6.9%
Banks	5.5%
Insurance	4.7%
Oil, Gas & Consumable Fuels	4.6%
Communications Equipment	2.8%
Media	2.7%
Health Care Equipment & Supplies	2.4%
Software	2.2%
Independent Power & Renewable Electricity Producers	2.0%
Wireless Telecommunication Services	1.8%

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by hedge ?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for most markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late-year market spike. Early-year recession fears steadily faded, with U.S. unemployment reaching new lows for this business cycle. As economic activity picked up, commodity markets also recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, apparently in anticipation of accelerating economic growth and increasing corporate profit driven by expectations of rapid adoption of Republican proposals to decrease regulation and dramatically reduce tax rates.

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a surprise, and was coupled with the unexpected retention of both houses of Congress by the Republican Party. Markets quickly reacted to Trump and Republican policy preferences with cyclical and regulated sectors, such as banks, posting strong returns, due to the anticipated benefits that they may garner from the new administration. At the same time, health care names, such as hospitals, were negatively impacted by the

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possibility that Obamacare will be repealed.3 In December, the Italian referendum to reform the electoral system failed, leading to the resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. The U.S. election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The Fund’s equity holdings, similar to the broader equity market, began a rebound in March that accelerated in November on the back of a rally sparked by Trump’s election victory. A dramatic updraft in commodity prices, including crude oil, which rose by more than 100% from its low on February 11, drove commodity-related stocks higher throughout the year. The Fund’s holdings in BP and Royal Dutch Shell participated in the rally and were among the stronger performers within the Fund.

Similarly, the financials sector ended the year strong and the Fund participated with positions in Wells Fargo, SunTrust, BB&T and Citizens Financial Group.4 The firms mentioned benefited from several trends, including improved economic growth, which drives new business and lowers credit costs.

They also benefited from rising interest rates. Most banks have substantial assets which generate more income as rates rise and often have some funding that is not tied to rates, and so it can become a more advantageous environment when rates are higher. Finally, financial firms would further benefit from a reduction in regulation, as many are still being investigated or paying fines for activities that occurred as much as a decade ago. If all of these factors come together in 2017, we believe the valuations of financials will likely continue to improve.

As always, we continue to deploy the same fundamentally driven research process in our search for names that trade at a significant discount to their value. We are hopeful that even in following the broad rally we will find names among the unloved or misunderstood to deploy capital according to our time-tested value model.

Turning to merger and acquisition activity, 2016 was another strong year, which helped to support equity market valuations. Regulatory uncertainty persisted throughout the year, with deal failures from the first half of the year, such as the failed mergers of Office Depot5 with Staples6 and Baker Hughes5 with Halliburton,6 followed by the Department of Justice’s decisions to sue to block two major health insurance mergers. However, major deals continued to be announced, including Microsoft’s5 acquisition of LinkedIn6 and AT&T’s6 acquisition of Time Warner. Several of these deals have presented attractive merger arbitrage opportunities, in our view.

Within credit markets, the first quarter of the year was extremely volatile as sellers found few or no buyers, liquidity dried up, and prices went down. Further exacerbating the lack of liquidity was the fact that dealers were flush with funded or committed financings as they faced extremely reluctant, if any, buyers. During this period, volatility brought with it the opportunity to pick up blocks of debt securities across the maturity curve in asset-rich companies that had significant tools to increase liquidity (e.g., asset sales, securitizations, or exchanges) and weather the storm. Among the active companies were Sprint5 and Freeport-McMoran.5 The Fund purchased the debt of both companies at deep discounts to asset and enterprise values and, in our view, at yield spreads that were significantly wider than the underlying risk would dictate. Likewise, the Fund was able to take advantage of the supply-demand mismatch at dealers to improve the contract

3. The health care sector comprises health care equipment and supplies and pharmaceuticals in the SOI.
4. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI.
5. Not held at period-end.
6. Not a Fund holding.
See www.franklintempletondatasources.com for additional data provider information.

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terms and the pricing of stranded financings in Veritas, Western Digital5 and California Resources.5 As it became more apparent that tightening by the Fed would be pushed out, yields remained lower for longer, the flow of funds stabilized and credit spreads began to steadily tighten between March and period-end. Many of the Fund’s debt positions participated in the price rally, including several of the new positions, and we began to sell as target prices were achieved. The grind toward tighter credit spreads made it more difficult to identify new opportunities, but we were excited by the prospects that the health care sector, particularly hospitals, may provide opportunities over the near to intermediate term.

We are also reaching the end of the investment horizon of some long-standing high yield positions. The Fund’s position in the debt issued in the leveraged buyout of TXU in 2007 came through bankruptcy and the Fund now holds equity in a reorganized entity. Likewise, Caesars and its creditors came to an agreement on the restructuring of its over-leveraged balance sheet after significant hand wringing and acrimony. The plan is scheduled to be effective by June 2017 and we believe Caesars is likely to emerge with a sustainable capital structure and improving financial performance. Debt held in other leveraged buyouts with unsustainable capital structures, such as iHeartCommunications (formerly known as Clear Channel Communications) and Avaya continue to head toward long-term resolutions.

Turning to Fund performance, top positive contributors included Sorenson Communications, a U.S.-based provider of communications products and services to the hearing impaired; U.S.-based designer and manufacturer of semiconductors Advanced Micro Devices; and U.K.-based global integrated oil and gas company BP.

Sorenson Communications offers videophones, applications and video relay services to the deaf and hard of hearing community. The Fund’s investment in the company’s securities appreciated as improvements in the company’s fundamentals and cash flow generation continued to meet or exceed investor expectations. In addition, the company retired some holding company debt which reduced overall financial leverage and benefited the equity interests.

Advanced Micro Devices (AMD) rallied in 2016. A strengthening product lineup helped the company turn in positive results during the year. AMD took actions to increase liquidity and address its debt load, which boosted its debt price. In addition, the company reached a number of positive agreements. In April, AMD announced an intellectual property licensing agreement and joint venture with a China-based

Top 10 Equity Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Sorenson Communications Inc.	2.8%
Communications Equipment, U.S.
Teva Pharmaceutical Industries Ltd.	2.4%
Pharmaceuticals, Israel
NRG Energy Inc.	2.0%
Independent Power & Renewable Electricity Producers,
U.S.
Royal Dutch Shell PLC	2.0%
Oil, Gas & Consumable Fuels, U.K.
St. Jude Medical Inc.	1.9%
Health Care Equipment & Supplies, U.S.
Vodafone Group PLC	1.8%
Wireless Telecommunication Services, U.K.
CIT Group Inc.	1.7%
Banks, U.S.
Forest City Realty Trust Inc.	1.7%
Equity Real Estate Investment Trusts (REITs), U.S.
Novartis AG	1.6%
Pharmaceuticals, Switzerland
Koninklijke KPN NV	1.5%
Diversified Telecommunication Services, Netherlands

company, and in October, AMD reached a partnership agreement with Alibaba,6 a China-based e-commerce company. Lastly, Google6 announced a deal in November to integrate AMD’s graphics processing units into its cloud computing platform.

Shares of BP benefited from strong cost control, greatly reduced capital spending and an improving investor perception regarding the quality of its asset base. Additionally, although average crude oil prices during the period were lower than the prior year, they appeared to have bottomed in February, and the outlook at year-end was improved in part due to a production cut agreement by OPEC and certain non-OPEC countries. In addition, shares of BP did not follow the broad equity market decline after the Brexit referendum result in June. BP is a U.S. dollar-based business, which reports and declares its dividends in U.S. dollars, resulting in what we consider to be a more attractive valuation in its local market, given the decline of the pound.

During the period under review, Fund investments that detracted from performance included Israel-based pharmaceutical services provider Teva Pharmaceutical Industries, U.K.-based energy services company Ensco and Belgium-based insurer Ageas.

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Shares of Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February 2016. The stock slid further in the first half of the year due to a delay in the closing of Teva’s acquisition of Actavis,6 Allergan’s6 generics unit, which was finally completed in August. Downward pressure on the stock during the second half of the year came from heightened concerns around generic drug price deflation in the U.S., lowered 2016 fiscal-year guidance issued in November, and the unexpected announcement that Siggi Olafsson would step down as the head of Teva’s global generics medicine group in early 2017 and be replaced by Dipankar Bhattacharjee, the head of Teva’s generics business in Europe. Olafsson’s departure raised investor concerns about the integration of Actavis. At the close of 2016, Teva’s stock price reflected a high degree of caution by investors. However, we believe Teva has a strong global generics business and an emerging specialty drug pipeline, as well as an improving balance sheet due to deleveraging.

Ensco provides offshore contract drilling services to the oil and gas industry. In early 2016, the stock dropped along with the price of crude oil due to challenging supply and demand conditions. Unfavorable fundamentals for drilling services companies—primarily a lack of demand for offshore drilling rigs and reduced capital investment by major oil and gas companies—led us to exit our position in Ensco.

Shares of Ageas declined in January and early February 2016 after a run up in the stock in the fourth quarter of 2015, as Europe’s financial sector was hurt by the ECB’s negative interest-rate policy. The stock also followed the general decline of European financial stocks in late June after the Brexit referendum result. The negative economic events largely overshadowed relatively solid underlying business results in a challenging interest-rate environment.

During the period, the Fund held currency forwards and futures to partially hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Shawn Tumulty has been a portfolio manager for Franklin
Mutual Quest Fund since 2003 and a co-portfolio manager
since 2010. He joined Franklin Templeton Investments in
2000. Prior to joining Franklin Templeton Investments, Mr.
Tumulty was an analyst and portfolio manager at Hamilton
Partners Limited.

Keith Luh has been a co-portfolio manager for Franklin
Mutual Quest Fund since 2010. He is also head of cross
asset investing for Franklin Mutual Series with a value and
event-driven focus across equity and fixed income
investments, globally. Prior to joining in 2005, Mr. Luh was a senior analyst in global investment research at Putnam
Investments, where he also helped manage a best-ideas
research fund. Previously, he worked in the investment
banking group at Volpe Brown Whelan and Co., LLC, and
the derivative products trading group at BNP. Mr. Luh is
also Adjunct Professor in Finance and Economics at the
Graduate School of Business, Columbia University.

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Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
Z
1-Year	+16.26%	+16.26%
5-Year	+61.07%	+10.00%
10-Year	+71.15%	+5.52%
A
1-Year	+16.04%	+9.38%
5-Year	+58.78%	+8.40%
10-Year	+66.15%	+4.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class
Z	0.82%
A	1.07%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+). The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]
Z	$1,000	$1,097.40	$4.11	$1,021.22	$3.96	0.78%
A	$1,000	$1,096.00	$5.43	$1,019.96	$5.23	1.03%
C	$1,000	$1,092.00	$9.36	$1,016.19	$9.02	1.78%
R	$1,000	$1,094.90	$6.74	$1,018.70	$6.50	1.28%
R6	$1,000	$1,098.30	$3.74	$1,021.57	$3.61	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.47	$16.21	$18.18	$16.55	$16.24
Income from investment operations[a]:
Net investment income[b]	0.87 [c]	0.54	0.78 [d]	0.54	0.43
Net realized and unrealized gains (losses)	1.47	(1.45)	(0.16)	3.68	1.61
Total from investment operations	2.34	(0.91)	0.62	4.22	2.04
Less distributions from:
Net investment income	(1.01)	(0.68)	(0.85)	(0.56)	(0.43)
Net realized gains	(0.28)	(0.15)	(1.74)	(2.03)	(1.30)
Total distributions	(1.29)	(0.83)	(2.59)	(2.59)	(1.73)
Net asset value, end of year.	$15.52	$14.47	$16.21	$18.18	$16.55

Total return	16.26%	(5.55)%	3.44%	25.97%	12.57%

Ratios to average net assets
Expenses[e]	0.79%[f,g]	0.82%[f,g]	0.81%[f]	0.84%[f]	0.90%
Expenses incurred in connection with securities sold short	0.01%	0.03%	0.04%	0.07%	0.11%
Net investment income	5.74%[c]	3.35%	4.18%[d]	2.93%	2.48%

Supplemental data
Net assets, end of year (000’s)	$3,683,095	$3,577,696	$4,116,651	$4,270,828	$3,582,856
Portfolio turnover rate	44.04%	30.51%	65.77%	63.41%	65.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.
dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.29	$16.02	$18.00	$16.41	$16.12
Income from investment operations[a]:
Net investment income[b]	0.83 [c]	0.49	0.71 [d]	0.48	0.37
Net realized and unrealized gains (losses)	1.45	(1.43)	(0.15)	3.65	1.60
Total from investment operations	2.28	(0.94)	0.56	4.13	1.97
Less distributions from:
Net investment income	(0.97)	(0.64)	(0.80)	(0.51)	(0.38)
Net realized gains	(0.28)	(0.15)	(1.74)	(2.03)	(1.30)
Total distributions	(1.25)	(0.79)	(2.54)	(2.54)	(1.68)
Net asset value, end of year.	$15.32	$14.29	$16.02	$18.00	$16.41

Total return[e]	16.04%	(5.85)%	3.11%	25.61%	12.21%

Ratios to average net assets
Expenses[f]	1.04%[g,h]	1.10%[g,h]	1.11%[g]	1.14%[g]	1.20%
Expenses incurred in connection with securities sold short	0.01%	0.03%	0.04%	0.07%	0.11%
Net investment income	5.49%[c]	3.07%	3.88%[d]	2.63%	2.18%

Supplemental data
Net assets, end of year (000’s)	$1,216,085	$1,203,508	$1,394,138	$1,371,789	$1,101,808
Portfolio turnover rate	44.04%	30.51%	65.77%	63.41%	65.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.
dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.08	$15.78	$17.76	$16.24	$15.96
Income from investment operations[a]:
Net investment income[b]	0.70 [c]	0.36	0.57 [d]	0.35	0.25
Net realized and unrealized gains (losses)	1.41	(1.39)	(0.14)	3.59	1.59
Total from investment operations	2.11	(1.03)	0.43	3.94	1.84
Less distributions from:
Net investment income	(0.85)	(0.52)	(0.67)	(0.39)	(0.26)
Net realized gains	(0.28)	(0.15)	(1.74)	(2.03)	(1.30)
Total distributions	(1.13)	(0.67)	(2.41)	(2.42)	(1.56)
Net asset value, end of year.	$15.06	$14.08	$15.78	$17.76	$16.24

Total return[e]	15.10%	(6.49)%	2.42%	24.74%	11.42%

Ratios to average net assets
Expenses[f]	1.79%[g,h]	1.82%[g,h]	1.81%[g]	1.84%[g]	1.90%
Expenses incurred in connection with securities sold short	0.01%	0.03%	0.04%	0.07%	0.11%
Net investment income	4.74%[c]	2.35%	3.18%[d]	1.93%	1.48%

Supplemental data
Net assets, end of year (000’s)	$343,624	$337,974	$397,963	$406,304	$333,908
Portfolio turnover rate	44.04%	30.51%	65.77%	63.41%	65.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.
dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.14	$15.87	$17.84	$16.33	$16.05
Income from investment operations[a]:
Net investment income[b]	0.78 [c]	0.44	0.65 [d]	0.50	0.33
Net realized and unrealized gains (losses)	1.43	(1.40)	(0.13)	3.56	1.60
Total from investment operations	2.21	(0.96)	0.52	4.06	1.93
Less distributions from:
Net investment income	(0.93)	(0.62)	(0.75)	(0.52)	(0.35)
Net realized gains	(0.28)	(0.15)	(1.74)	(2.03)	(1.30)
Total distributions	(1.21)	(0.77)	(2.49)	(2.55)	(1.65)
Net asset value, end of year.	$15.14	$14.14	$15.87	$17.84	$16.33

Total return	15.69%	(6.03)%	2.94%	25.34%	11.99%

Ratios to average net assets
Expenses[e]	1.29%[f,g]	1.32%[f,g]	1.31%[f]	1.34%[f]	1.40%
Expenses incurred in connection with securities sold short	0.01%	0.03%	0.04%	0.07%	0.11%
Net investment income	5.24%[c]	2.85%	3.68%[d]	2.43%	1.98%

Supplemental data
Net assets, end of year (000’s)	$880	$898	$675	$853	$212
Portfolio turnover rate	44.04%	30.51%	65.77%	63.41%	65.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.
dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.45	$16.19	$18.19	$18.16
Income from investment operations[b]:
Net investment income[c]	0.88 [d]	0.55	0.51 [e]	0.36
Net realized and unrealized gains (losses)	1.48	(1.44)	0.10	2.28
Total from investment operations	2.36	(0.89)	0.61	2.64
Less distributions from:
Net investment income.	(1.02)	(0.70)	(0.87)	(0.58)
Net realized gains	(0.28)	(0.15)	(1.74)	(2.03)
Total distributions	(1.30)	(0.85)	(2.61)	(2.61)
Net asset value, end of year	$15.51	$14.45	$16.19	$18.19

Total return[f]	16.44%	(5.54)%	3.53%	14.83%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction[h]	0.71%	0.74%	0.74%	2.00%
Expenses net of waiver and payments by affiliates and expense reduction[h,i]	0.71%[j]	0.74%[j]	0.74%	0.77%
Expenses incurred in connection with securities sold short	0.01%	0.03%	0.04%	0.07%
Net investment income	5.82%[d]	3.43%	4.25%[e]	3.00%

Supplemental data
Net assets, end of year (000’s)	$52,277	$41,408	$44,340	$5
Portfolio turnover rate	44.04%	30.51%	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.
eNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND

Statement of Investments, December 31, 2016
		Shares/
		Units/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 44.5%
Auto Components 0.5%
The Goodyear Tire & Rubber Co	United States	413,142	$12,753,694
[a,b] International Automotive Components Group Brazil LLC	Brazil	2,548,299	62,703
[a,b,c] International Automotive Components Group North America LLC	United States	19,924,658	14,821,953
			27,638,350
Banks 5.5%
BB&T Corp	United States	948,477	44,597,390
CIT Group Inc	United States	2,118,508	90,417,921
Citizens Financial Group Inc	United States	1,198,150	42,690,084
Guaranty Bancorp	United States	347,127	8,400,473
SunTrust Banks Inc	United States	888,267	48,721,445
Wells Fargo & Co	United States	1,071,824	59,068,221
			293,895,534
Chemicals 0.3%
[a,d] Advanced Emissions Solutions Inc	United States	1,724,209	15,931,691
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,089,194	—
			15,931,691
Communications Equipment 2.8%
[a,b,c] Sorenson Communications Inc., Membership Interests	United States	224,279	150,861,922
Consumer Finance 1.2%
Ally Financial Inc	United States	3,235,224	61,533,960
Diversified Financial Services 1.5%
Voya Financial Inc	United States	2,043,200	80,134,304
Diversified Telecommunication Services 1.5%
Koninklijke KPN NV	Netherlands	27,104,180	80,252,514
Electric Utilities 0.7%
Vistra Energy Corp	United States	2,433,367	37,717,189
Equity Real Estate Investment Trusts (REITs) 1.7%
Forest City Realty Trust Inc., A	United States	4,212,730	87,793,293
Health Care Equipment & Supplies 3.1%
Medtronic PLC	United States	889,483	63,357,874
St. Jude Medical Inc	United States	1,247,960	100,073,914
			163,431,788
Independent Power & Renewable Electricity Producers 2.0%
NRG Energy Inc	United States	8,524,843	104,514,575
Insurance 4.7%
Ageas	Belgium	1,419,150	56,160,364
American International Group Inc	United States	395,586	25,835,721
[a] ASR Nederland NV	Netherlands	2,500,648	59,464,707
RSA Insurance Group PLC	United Kingdom	5,577,126	40,259,273
UNIQA Insurance Group AG.	Austria	9,072	68,728
White Mountains Insurance Group Ltd	United States	78,095	65,291,325
			247,080,118
Internet & Direct Marketing Retail 0.1%
[a] Bluestem Group Inc	United States	4,150,000	4,565,000
Internet Software & Services 0.9%
[a] Baidu Inc., ADR	China	295,562	48,593,348

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Annual Report

19

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Shares/
		Units/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Marine 0.2%
[a] Eagle Bulk Shipping Inc	United States	1,969,071	$11,519,065
Media 2.7%
[a,d] Lee Enterprises Inc./IA.	United States	4,824,268	13,990,377
[a,b,d] Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	1,835,838
[d] New Media Investment Group Inc	United States	4,660,772	74,525,745
Time Warner Inc	United States	559,740	54,031,702
			144,383,662
Oil, Gas & Consumable Fuels 4.6%
BP PLC	United Kingdom	11,612,587	72,898,107
China Shenhua Energy Co. Ltd., H	China	12,470,995	23,480,112
Kinder Morgan Inc	United States	1,203,170	24,917,651
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	3,801,481	103,937,873
[a,b,c] Warrior Met Coal LLC, A	United States	14,690	4,774,250
[a,b,c] Warrior Met Coal LLC, B	United States	34,356	11,165,700
			241,173,693
Pharmaceuticals 5.6%
Eli Lilly & Co	United States	405,947	29,857,402
GlaxoSmithKline PLC.	United Kingdom	3,498,070	67,308,107
Merck & Co. Inc	United States	938,070	55,224,181
Novartis AG, ADR	Switzerland	1,179,396	85,907,205
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,654,438	59,973,377
			298,270,272
Software 2.2%
[a] Check Point Software Technologies Ltd	Israel	940,820	79,461,657
Symantec Corp	United States	1,506,357	35,986,869
			115,448,526
Technology Hardware, Storage & Peripherals 0.9%
[a,d] Eastman Kodak Co	United States	3,072,827	47,628,818
[a,d] Eastman Kodak Co., wts., 9/03/18	United States	48,582	189,470
[a,d] Eastman Kodak Co., wts., 9/03/18	United States	48,582	145,746
			47,964,034
Wireless Telecommunication Services 1.8%
Vodafone Group PLC	United Kingdom	38,443,437	94,642,067
Total Common Stocks and Other Equity Interests
(Cost $2,176,232,259)			2,357,344,905

Convertible Preferred Stocks (Cost $86,875,212) 1.3%
Pharmaceuticals 1.3%
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	104,000	67,080,000
Preferred Stocks 0.9%
Automobiles 0.2%
[g] Volkswagen AG, 0.127%, pfd	Germany	74,300	10,425,097
Technology Hardware, Storage & Peripherals 0.7%
[g] Samsung Electronics Co. Ltd., 0.07%, pfd	South Korea	31,462	37,345,090
Total Preferred Stocks (Cost $37,622,879)			47,770,187

20 Annual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds, Notes and Senior Floating Rate Interests
28.1%
Advanced Micro Devices Inc., senior bond, 7.00%, 7/01/24	United States	$39,431,000	$41,106,817
Affinion Group Inc.,
[h,i] Second Lien Term Loan, 8.50%, 10/31/18	United States	124,500,000	122,788,125
senior note, 7.875%, 12/15/18	United States	50,000,000	43,750,000
[h,i] Tranche B Term Loans, 6.75%, 4/30/18	United States	26,657,488	26,543,633
[c] Avaya Inc.,
[j] senior note, 144A, 10.50%, 3/01/21	United States	302,902,380	131,762,535
[j] senior secured note, 144A, 7.00%, 4/01/19	United States	14,003,000	12,322,640
[h,i] Term B-3 Loan, 5.39%, 10/26/17	United States	14,008,235	12,300,981
[h,i] Term B-6 Loan, 6.50%, 3/30/18	United States	8,080,130	7,067,593
[h,i] Term B-7 Loan, 6.25%, 5/29/20	United States	8,205,719	7,143,079
[h,i] Belk Inc.,
Closing Date Term Loan, 5.75%, 12/12/22	United States	7,264,327	6,295,752
second lien Term Loan, 10.50%, 12/12/22.	United States	25,000,000	22,931,250
[h,i] Bluestem Brands Inc., Initial Term Loan, 8.50%, 11/09/20	United States	72,816,350	63,471,609
CHS/Community Health Systems Inc.,
senior note, 7.125%, 7/15/20	United States	6,300,000	4,821,390
senior note, 6.875%, 2/01/22	United States	9,429,000	6,600,300
[h,i] Eagle Bulk Shipping Inc., Second Lien Loan, 15.00%, 1/14/20	United States	7,830,771	7,613,513
[d,h,i] Eastman Kodak Co., Term Loan, 7.25%, 9/03/19.	United States	37,968,616	38,245,483
GenOn Americas Generation LLC,
senior bond, 8.50%, 10/01/21	United States	28,630,000	24,049,200
senior bond, 9.125%, 5/01/31	United States	90,639,000	74,777,175
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	37,367,000	30,687,649
[h,i] Tranche D Term Loan, 7.52%, 1/30/19	United States	46,662,631	38,068,915
[h,i] Tranche E Term Loan, 8.27%, 7/30/19	United States	14,995,598	12,333,879
[d] Lee Enterprises Inc.,
[h,i] Second Lien Term Loan, 12.00%, 12/15/22	United States	65,604,374	69,784,684
[j] senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	99,050,000	105,488,250
Navistar International Corp., senior bond, 8.25%, 11/01/21.	United States	40,000,000	40,600,000
[d,h,i] New Media Holdings II LLC, Fourth Amendment Replacement Term Loans, 7.25%,
6/04/20	United States	112,135,512	112,135,512
[c] Sorenson Communications Inc.,
[h,i] Initial Term Loan, 8.00%, 4/30/20	United States	142,085,427	140,880,543
[j,k] secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,671,937	85,554,664
[c,j,k] Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.85%, 10/31/21	United States	56,682,637	53,139,972
[c,j] Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	18,000,000	10,170,000
[h,i] Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	9,228,000	9,112,650
Term B-4 Loan, 9.75%, 4/24/20	United States	73,989,415	65,049,052
[j] Valeant Pharmaceuticals International,
senior bond, 144A, 6.75%, 8/15/21.	United States	3,680,000	3,072,800
senior bond, 144A, 7.25%, 7/15/22.	United States	1,809,000	1,487,903
senior note, 144A, 6.375%, 10/15/20	United States	493,000	425,982
[j] Valeant Pharmaceuticals International Inc.,
senior note, 144A, 5.375%, 3/15/20	United States	986,000	838,100
senior note, 144A, 7.50%, 7/15/21	United States	5,523,000	4,701,454
senior note, 144A, 5.625%, 12/01/21	United States	2,465,000	1,922,700
[h,i] Veritas Software Corp.,
Term Loan B1, 6.625%, 1/27/23	United States	15,325,193	14,182,194
Term Loan B2, 8.625%, 1/27/23	United States	14,796,730	13,276,366

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Annual Report

21

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
[j] Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	$2,841,000	$2,663,438
senior note, 144A, 10.50%, 2/01/24	United States	18,402,000	16,860,832
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $1,493,793,298)			1,486,028,614

Corporate Notes and Senior Floating Rate Interests in
Reorganization 1.9%
[b,l] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272	—
[h,i,l] Caesars Entertainment Operating Co. Inc.,
Term B-5-B Loans, 1.50%, 3/01/17.	United States	6,915,433	7,492,872
Term B-6-B Loans, 1.50%, 3/01/17.	United States	32,968,325	36,512,420
Term B-7 Loans, 1.50%, 3/01/17	United States	12,961,669	15,173,150
[l] Nortel Networks Corp.,
cvt., senior note, 1.75%, 4/15/12	Canada	18,224,000	17,517,820
cvt., senior note, 2.125%, 4/15/14	Canada	12,968,000	12,386,061
[l] Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,912,000	8,783,040
[l] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	19,689,000	1,058,284
Total Corporate Notes and Senior Floating Rate Interests in
Reorganization (Cost $101,097,819)			98,923,647

		Shares

Companies in Liquidation 0.4%
[a] Adelphia Recovery Trust	United States	49,534,842	29,721
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	5,918,407	59,184
[a,b,c] CB FIM Coinvestors LLC	United States	1,439,821	—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	16,323,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	17,934,688	—
[a,m] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	459,471,220	15,649,590
[a,e,f] NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
[a,e,f] Tribune Media Litigation Trust, Contingent Distribution	United States	1,519,227	—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000	—
[a,f] Vistra Energy Corp., Litigation Trust	United States	144,840,133	1,680,146
[a] Vistra Energy Corp., Litigation Trust, TRA.	United States	2,433,367	3,528,382
Total Companies in Liquidation (Cost $47,753,589)			20,947,023

		Principal
		Amount*

Municipal Bonds in Reorganization (Cost $55,122,616) 0.9%
[l] Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$74,239,000	50,111,325
Total Investments before Short Term Investments
(Cost $3,998,497,672)			4,128,205,701

22 Annual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Short Term Investments 20.9%
U.S. Government and Agency Securities 20.9%
FHLB, 1/03/17.	United States	$89,800,000	$89,800,000
[n] U.S. Treasury Bill,
1/05/17	United States	255,000,000	254,995,665
[o] 2/23/17	United States	50,000,000	49,967,000
3/02/17	United States	66,000,000	65,949,510
3/09/17	United States	60,000,000	59,948,940
3/16/17	United States	55,000,000	54,945,550
5/11/17	United States	60,000,000	59,873,880
5/18/17	United States	69,000,000	68,844,957
1/12/17 - 6/15/17	United States	405,500,000	404,846,512
Total U.S. Government and Agency Securities
(Cost $1,109,161,934)			1,109,172,014
Total Investments (Cost $5,107,659,606) 98.9%			5,237,377,715
Securities Sold Short (0.7)%			(37,408,267)
Other Assets, less Liabilities 1.8%			95,991,819
Net Assets 100.0%			$5,295,961,267

		Shares

[p] Securities Sold Short (Proceeds $41,032,490) (0.7)%
Common Stocks (0.7)%
Health Care Equipment & Supplies (0.7)%
Abbott Laboratories	United States	973,920	$(37,408,267)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dSee Note 12 regarding holdings of 5% voting securities.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $1,680,146, representing less than 0.1% of net assets.
gVariable rate security. The rate shown represents the yield at period end.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(g) regarding senior floating rate interests.
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $430,411,271, representing 8.1% of net assets.
kIncome may be received in additional securities and/or cash.
lSee Note 8 regarding credit risk and defaulted securities.
mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
nThe security was issued on a discount basis with no stated coupon rate.
oA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2016, the value of this security and/or cash pledged amounted to
$57,563,186, representing 1.1% of net assets.
pSee Note 1(e) regarding securities sold short.

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Annual Report

23

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	814	$107,590,450	3/13/17	$475,296	$—
GBP/USD		Short	955	73,761,813	3/13/17	1,500,566	—
Total Futures Contracts						$1,975,862	$—
Net unrealized appreciation (depreciation)						$1,975,862

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound	BONY	Buy	456,934	$566,986	1/13/17	$—	$(3,883)
British Pound	FBCO	Sell	600,769	795,029	1/13/17	54,670	—
British Pound	HSBK	Buy	388,917	489,867	1/13/17	—	(10,585)
British Pound	HSBK	Sell	803,155	1,055,234	1/13/17	65,466	—
British Pound	SSBT	Buy	740,268	920,552	1/13/17	—	(8,282)
British Pound	SSBT	Sell	182,196	237,376	1/13/17	12,846	—
Euro	BOFA	Sell	8,171,081	9,149,434	1/17/17	543,293	—
Euro	BONY	Sell	813,830	915,285	1/17/17	58,122	—
Euro	FBCO	Sell	2,194,405	2,447,296	1/17/17	136,053	—
Euro	HSBK	Sell	935,702	1,051,013	1/17/17	65,490	—
Euro	SSBT	Sell	2,386,315	2,663,721	1/17/17	150,350	—
British Pound	BOFA	Sell	221,696	275,043	2/13/17	1,628	—
British Pound	BONY	Sell	7,631,447	10,005,491	2/13/17	593,743	—
British Pound	FBCO	Sell	49,868	65,417	2/13/17	3,915	—
British Pound	HSBK	Buy	405,039	510,796	2/13/17	—	(11,268)
British Pound	HSBK	Sell	1,514,190	1,961,315	2/13/17	93,888	—
British Pound	SSBT	Buy	72,220	91,896	2/13/17	—	(2,828)
British Pound	SSBT	Sell	6,161,430	7,924,867	2/13/17	326,069	—
British Pound	UBSW	Buy	700,000	876,851	2/13/17	—	(13,551)
British Pound	UBSW	Sell	49,869	65,494	2/13/17	3,991	—
South Korean Won	FBCO	Sell	1,333,430,180	1,196,983	2/13/17	92,807	—
South Korean Won	HSBK	Buy	2,026,152,800	1,730,652	2/13/17	—	(52,852)
South Korean Won	HSBK	Sell	582,833,550	481,681	2/13/17	—	(947)
South Korean Won	HSBK	Sell	22,177,400,095	19,877,430	2/13/17	1,512,955	—
South Korean Won	UBSW	Sell	308,561,282	280,383	2/13/17	24,872	—
Euro	BOFA	Sell	9,263,153	10,477,441	2/17/17	706,872	—
Euro	BONY	Sell	3,178,082	3,575,266	2/17/17	223,096	—
Euro	HSBK	Sell	1,429,927	1,618,458	2/17/17	110,204	—
Euro	SSBT	Sell	649,576	731,372	2/17/17	46,215	—
Euro	UBSW	Sell	368,512	416,591	2/17/17	27,892	—
Euro	BOFA	Sell	1,372,681	1,440,798	4/07/17	—	(10,926)
Euro	BONY	Sell	887,845	928,633	4/07/17	—	(10,336)
Euro	HSBK	Sell	1,610,332	1,690,730	4/07/17	—	(12,328)
Euro	HSBK	Sell	1,836,390	2,064,523	4/07/17	122,389	—
Euro	SSBT	Sell	2,428,555	2,542,001	4/07/17	—	(26,397)

24 Annual Report

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	1,012,390	$1,118,940	4/18/17	$47,652	$—
Euro	BONY	Sell	87,858	93,813	4/18/17	844	—
Euro	BONY	Sell	451,911	475,315	4/18/17	—	(2,886)
Euro	HSBK	Sell	2,479,584	2,723,308	4/18/17	99,469	—
Euro	SSBT	Sell	840,403	895,174	4/18/17	5,879	—
Euro	SSBT	Sell	878,841	924,984	4/18/17	—	(4,986)
Euro	UBSW	Sell	878,840	924,806	4/18/17	—	(5,162)
Euro	UBSW	Sell	1,244,942	1,366,201	4/18/17	48,832	—
British Pound	SSBT	Sell	5,145,993	6,448,444	4/24/17	90,778	—
Euro	BOFA	Sell	78,317	83,970	5/04/17	1,029	—
Euro	BOFA	Sell	474,164	498,299	5/04/17	—	(3,860)
Euro	BONY	Sell	166,365	178,136	5/04/17	1,948	—
Euro	HSBK	Sell	290,404	311,543	5/04/17	3,992	—
Euro	HSBK	Sell	899,232	946,856	5/04/17	—	(5,469)
Euro	SSBT	Sell	368,721	395,980	5/04/17	5,489	—
Euro	SSBT	Sell	5,888,840	6,201,897	5/04/17	—	(34,636)
Euro	UBSW	Sell	3,102,013	3,256,912	5/04/17	—	(28,252)
Euro	UBSW	Sell	15,002,564	16,194,437	5/04/17	306,081	—
South Korean Won	FBCO	Sell	1,312,926,773	1,135,856	5/12/17	48,467	—
South Korean Won	HSBK	Sell	17,849,807,590	15,551,888	5/12/17	768,377	—
South Korean Won	UBSW	Sell	2,419,113,180	2,066,295	5/12/17	62,746	—
Euro	BOFA	Sell	611,582	656,005	5/18/17	7,850	—
Euro	BONY	Sell	78,506	84,308	5/18/17	1,107	—
Euro	HSBK	Sell	15,645,997	16,901,197	5/18/17	319,551	—
Euro	SSBT	Sell	15,990,947	17,271,158	5/18/17	323,934	—
Euro	UBSW	Sell	533,264	571,428	5/18/17	6,274	—
British Pound	BONY	Sell	8,030,236	10,072,205	5/23/17	144,049	—
British Pound	HSBK	Sell	8,638,892	10,834,760	5/23/17	154,095	—
British Pound	SSBT	Sell	2,522,294	3,178,325	5/23/17	59,894	—
British Pound	SSBT	Sell	8,327,595	10,242,990	5/23/17	—	(52,806)
British Pound	UBSW	Sell	394,601	493,231	5/23/17	5,368	—
British Pound	UBSW	Sell	454,646	557,794	5/23/17	—	(4,306)
Total Forward Exchange Contracts						$7,490,531	$(306,546)
Net unrealized appreciation (depreciation)						$7,183,985

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 45.

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FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,610,422,506
Cost - Non-controlled affiliates (Note 12)	497,237,100
Total cost of investments	$5,107,659,606
Value - Unaffiliated issuers	$4,757,476,101
Value - Non-controlled affiliates (Note 12)	479,901,614
Total value of investments	5,237,377,715
Cash.	4,637,469
Restricted Cash (Note 1d)	1,390,000
Foreign currency, at value (cost $2,602,451)	2,613,697
Receivables:
Investment securities sold	270,232
Capital shares sold	24,951,746
Dividends and interest	31,186,125
European Union tax reclaims	659,629
Due from brokers	42,990,128
Unrealized appreciation on OTC forward exchange contracts	7,490,531
Other assets	404
Total assets	5,353,567,676
Liabilities:
Payables:
Investment securities purchased	1,580,884
Capital shares redeemed	10,308,816
Management fees	2,988,115
Distribution fees	1,072,184
Transfer agent fees	605,109
Trustees’ fees and expenses	250,653
Variation margin	1,040,650
Securities sold short, at value (proceeds $41,032,490)	37,408,267
Due to brokers	1,650,000
Unrealized depreciation on OTC forward exchange contracts	306,546
Accrued expenses and other liabilities.	395,185
Total liabilities	57,606,409
Net assets, at value	$5,295,961,267
Net assets consist of:
Paid-in capital	$5,275,956,854
Distributions in excess of net investment income	(49,871,151)
Net unrealized appreciation (depreciation)	142,288,619
Accumulated net realized gain (loss)	(72,413,055)
Net assets, at value	$5,295,961,267

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class Z:
Net assets, at value	$3,683,094,636
Shares outstanding.	237,281,054
Net asset value and maximum offering price per share	$15.52
Class A:
Net assets, at value	$1,216,085,081
Shares outstanding.	79,383,931
Net asset value per share[a]	$15.32
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.25
Class C:
Net assets, at value	$343,624,136
Shares outstanding.	22,812,306
Net asset value and maximum offering price per share[a]	$15.06
Class R:
Net assets, at value	$880,253
Shares outstanding.	58,142
Net asset value and maximum offering price per share	$15.14
Class R6:
Net assets, at value	$52,277,161
Shares outstanding.	3,371,234
Net asset value and maximum offering price per share	$15.51

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends:
Unaffiliated issuers	$101,117,304
Non-controlled affiliates (Note 12)	5,951,974
Interest:
Unaffiliated issuers	188,926,760
Non-controlled affiliates (Note 12)	30,182,905
Income from securities loaned (net of fees and rebates)	67,817
Total investment income	326,246,760
Expenses:
Management fees (Note 3a)	33,690,470
Distribution fees: (Note 3c)
Class A.	2,964,452
Class C	3,330,303
Class R	4,514
Transfer agent fees: (Note 3e)
Class Z	2,788,429
Class A.	965,464
Class C	270,874
Class R	734
Class R6.	667
Custodian fees (Note 4)	113,673
Reports to shareholders	303,428
Registration and filing fees	141,183
Professional fees	570,064
Trustees’ fees and expenses	153,132
Dividends and/or interest on securities sold short	341,940
Other	162,714
Total expenses	45,802,041
Expense reductions (Note 4)	(20,588)
Expenses waived/paid by affiliates (Note 3f)	(2,694)
Net expenses	45,778,759
Net investment income	280,468,001
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	159,610,049
Non-controlled affiliates (Note 12)	(4,146,711)
Written options	1,154,901
Foreign currency transactions	38,165,960
Futures contracts	26,560,580
Securities sold short	(291,919)
Net realized gain (loss)	221,052,860
Net change in unrealized appreciation (depreciation) on:
Investments.	253,623,374
Translation of other assets and liabilities
denominated in foreign currencies	(8,348,964)
Written options	(27,458)
Futures contracts	(1,952,484)
Net change in unrealized appreciation (depreciation)	243,294,468
Net realized and unrealized gain (loss)	464,347,328
Net increase (decrease) in net assets resulting from operations	$744,815,329

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$280,468,001	$184,227,613
Net realized gain (loss)	221,052,860	10,961,303
Net change in unrealized appreciation (depreciation)	243,294,468	(514,843,848)
Net increase (decrease) in net assets resulting from operations	744,815,329	(319,654,932)
Distributions to shareholders from:
Net investment income:
Class Z	(222,278,713)	(163,207,971)
Class A	(72,209,924)	(51,862,885)
Class C	(18,316,353)	(12,107,464)
Class R	(51,119)	(37,204)
Class R6	(3,177,032)	(1,902,104)
Net realized gains:
Class Z	(61,002,060)	(36,346,618)
Class A	(20,589,851)	(12,624,545)
Class C	(5,930,239)	(3,609,519)
Class R	(15,198)	(8,573)
Class R6	(865,361)	(400,346)
Total distributions to shareholders	(404,435,850)	(282,107,229)
Capital share transactions: (Note 2)
Class Z	(125,329,991)	(123,816,554)
Class A	(71,220,397)	(48,647,999)
Class C	(17,124,219)	(20,106,509)
Class R	(83,695)	330,459
Class R6	7,856,691	1,720,060
Total capital share transactions	(205,901,611)	(190,520,543)
Net increase (decrease) in net assets	134,477,868	(792,282,704)
Net assets:
Beginning of year	5,161,483,399	5,953,766,103
End of year	$5,295,961,267	$5,161,483,399
Distributions in excess of net investment income included in net assets:
End of year	$(49,871,151)	$(31,134,930)

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

30 Annual Report

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NOTES TO FINANCIAL STATEMENTS

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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Annual Report

31

FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2016, the Fund received $5,933,469 in Government of Switzerland Treasury Bonds, United Kingdom Treasury Bonds and U.S. Treasury Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

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NOTES TO FINANCIAL STATEMENTS

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial

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1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes (continued)

proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis).

Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	19,828,497	$304,660,334	12,954,163	$207,655,082
Shares issued in reinvestment of distributions	17,429,676	268,009,103	13,178,701	190,234,563
Shares issued on reorganization	—	—	1,132,300	17,641,382
Shares redeemed	(47,272,331)	(697,999,428)	(33,954,727)	(539,347,581)
Net increase (decrease)	(10,014,158)	$(125,329,991)	(6,689,563)	$(123,816,554)
Class A Shares:
Shares sold	10,500,328	$158,786,624	12,578,900	$198,023,725
Shares issued in reinvestment of distributions	6,003,992	91,123,764	4,438,917	63,336,516
Shares issued on reorganization	—	—	1,141,127	17,539,264
Shares redeemed	(21,323,796)	(321,130,785)	(20,988,500)	(327,547,504)
Net increase (decrease)	(4,819,476)	$(71,220,397)	(2,829,556)	$(48,647,999)
Class C Shares:
Shares sold	2,376,846	$35,487,953	2,190,012	$33,809,518
Shares issued in reinvestment of distributions	1,572,193	23,466,576	1,074,843	15,125,085
Shares issued on reorganization	—	—	448,682	6,761,645
Shares redeemed	(5,145,604)	(76,078,748)	(4,927,958)	(75,802,757)
Net increase (decrease)	(1,196,565)	$(17,124,219)	(1,214,421)	$(20,106,509)
Class R Shares:
Shares sold	17,052	$252,213	25,822	$411,526
Shares issued in reinvestment of distributions	4,419	66,317	3,246	45,776
Shares redeemed	(26,855)	(402,225)	(8,054)	(126,843)
Net increase (decrease)	(5,384)	$(83,695)	21,014	$330,459
Class R6 Shares:
Shares sold	745,561	$11,522,145	601,340	$9,629,497
Shares issued in reinvestment of distributions	250,829	3,854,293	159,785	2,302,450
Shares redeemed	(490,186)	(7,519,747)	(634,102)	(10,211,887)
Net increase (decrease)	506,204	$7,856,691	127,023	$1,720,060

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$310,884
CDSC retained	$32,625

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e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $4,026,168, of which $2,169,560 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.09%	–	4,116,000	(4,116,000)	–	$–	$–	$–	–%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the year ended December 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2016	$250,653
[b]Increase in projected benefit obligation	$3,230

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5. Independent Trustees’ Retirement Plan (continued)
Benefit payments made to retired trustees	$(5,065)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$73,758,943
2018	18,751,585

Capital loss carryforwards not subject to expiration:
Short term	91,349
Long term	6,862,231
Total capital loss carryforwards	$99,464,108	[a]

aIncludes $95,138,601 from the merged Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended December 31, 2016, the Fund utilized $56,298,710 of capital loss carryforwards.

On December 31, 2016, the Fund had expired capital loss carryforwards of $44,141,197, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$355,255,859	$239,256,748
Long term capital gain	49,179,991	42,853,418
	$404,435,850	$282,110,166

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments.	$5,164,110,994

Unrealized appreciation	$515,116,119
Unrealized depreciation	(441,849,398)
Net unrealized appreciation (depreciation)	$73,266,721

Undistributed ordinary income	$41,389,821
Undistributed long term capital gains	10,656,384
Distributable earnings	$52,046,205

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to different treatments of foreign currency transactions, bond discounts and premiums, corporate actions and wash sales.

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The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2016, aggregated $1,851,815,757 and $2,854,886,748, respectively.

Transactions in options written during the year ended December 31, 2016, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2015	1,000	$29,458
Options written	14,550	3,188,889
Options expired	(1,000)	(29,458)
Options exercised	(2,000)	(491,908)
Options closed	(12,550)	(2,696,981)
Options outstanding at December 31, 2016	—	$—

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $149,034,972, representing 2.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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9. Restricted Securities (continued)

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/
Units/		Acquisition
Warrants	Issuer	Dates	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$9,272	$—
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
17,934,688	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,692,334	62,703
19,924,658	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	16,305,945	14,821,953
1,110,000	[a] Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	1,835,838
224,279	[b] Sorenson Communications Inc., Membership Interests	4/30/14	—	150,861,922
14,690	Warrior Met Coal LLC, A	9/19/14 - 3/31/16	19,293,267	4,774,250
34,356	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	2,748,507	11,165,700
	Total Restricted Securities (Value is 3.5% of Net Assets)		$41,539,351	$183,522,366

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $189,263,311 as of December 31, 2016.
bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $279,575,179 as of December 31, 2016.

10. Unfunded Capital Commitments

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses in the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2016, the Fund had an unfunded capital commitment of $1,374,238, for which no depreciation has been recognized.

11. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin	$1,975,862	[a]

	Unrealized appreciation on	7,490,531		Unrealized depreciation on	$306,546
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$9,466,393			$306,546

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Location	for the Year		Operations Location	for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts.	Investments	$(641,592)[a]
	Foreign currency transactions	37,197,517	[b]	Translation of other assets and	$(8,337,253)[b]
				liabilities denominated in
				foreign currencies
	Futures contracts	26,560,580		Futures contracts	(1,952,484)
Equity contracts	Investments	162,463	[a]
	Written options	1,154,901		Written options	(27,458)
Totals		$64,433,869			$(10,317,195)

aPurchased option contracts are included in net realized gain (loss) from investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 0.5% of average month end net assets. The average month end number of open derivative contracts for the year was 131.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of
	Shares/			Number of
	Warrants/			Shares/
	Principal			Warrants/
	Amount			Principal
	Held at			Amount
	Beginning	Gross	Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)

Non-Controlled Affiliates
Advanced Emissions Solu-
tions Inc	1,724,209	—	—	1,724,209	$15,931,691	$—	$—
Advanced Emissions Solu-
tions Inc., Term Loan, 15.00%,
7/08/16	12,366,667	—	(12,366,667)	—	—	293,724	60,835
Eastman Kodak Co	3,728,145	—	(655,318)	3,072,827	47,628,818	—	(8,729,260)
Eastman Kodak Co., Second Lien
Term Loan, 10.75%, 9/03/20.	51,000,000	41,085,701	(92,085,701)	—	—	6,028,473	6,895,278
Eastman Kodak Co., Term Loan,
7.25%, 9/03/19	52,047,405	4,143,750	(18,222,539)	37,968,616	38,245,483	2,236,662	(2,439,827)
Eastman Kodak Co., wts.,
9/03/18	48,582	—	—	48,582	145,746	—	—
Eastman Kodak Co., wts.,
9/03/18	48,582	—	—	48,582	189,470	—	—
Lee Enterprises Inc./IA	4,824,268	—	—	4,824,268	13,990,377	—	—

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12. Holdings of 5% Voting Securities of Portfolio Companies (continued)

	Number of
	Shares/			Number of
	Warrants/			Shares/
	Principal			Warrants/
	Amount			Principal
	Held at			Amount
	Beginning	Gross	Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)

Non-Controlled Affiliates (continued)
Lee Enterprises Inc., Second Lien
Term Loan, 12.00%, 12/15/22	25,448,045	42,902,865	(2,746,536)	65,604,374	$69,784,684	$5,063,395	$50,542
Lee Enterprises Inc., senior
secured note, first lien, 144A,
9.50%, 3/15/22	99,050,000	—	—	99,050,000	105,488,250	9,383,612	—
Lee Enterprises Inc., wts.,
12/31/22	1,110,000	—	—	1,110,000	1,835,838	—	—
New Media Investment
Group Inc	4,441,772	219,000	—	4,660,772	74,525,745	5,951,974	—
New Media Holdings II LLC,
Fourth Amendment Replacement
Term Loans, 7.25%, 6/04/20	113,279,762	—	(1,144,250)	112,135,512	112,135,512	7,177,039	15,721
Total Affiliated Securities (Value is 9.1% of Net Assets)					$479,901,614	$36,134,879	$(4,146,711)

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$12,753,694	$—	$14,884,656		$27,638,350
Communications Equipment	—	—	150,861,922		150,861,922
Media	142,547,824	—	1,835,838		144,383,662
Oil, Gas & Consumable Fuels.	225,233,743	—	15,939,950		241,173,693
All Other Equity Investments[b]	1,908,137,465	—	—[c]		1,908,137,465
Corporate Bonds, Notes and Senior Floating
Rate Interests	—	1,486,028,614	—		1,486,028,614
Corporate Notes and Senior Floating Rate
Interests in Reorganization	—	98,923,647	—[c]		98,923,647
Companies in Liquidation	29,721	19,237,156	1,680,146	[c]	20,947,023
Municipal Bonds in Reorganization	—	50,111,325	—		50,111,325
Short Term Investments	1,019,372,014	89,800,000	—		1,109,172,014
Total Investments in Securities	$3,308,074,461	$1,744,100,742	$185,202,512		$5,237,377,715

Other Financial Instruments:
Futures Contracts	$1,975,862	$—	$—		$1,975,862
Forward Exchange Contracts	—	7,490,531	—		7,490,531
Total Other Financial Instruments	$1,975,862	$7,490,531	$—		$9,466,393

Liabilities:
Other Financial Instruments:
Securities Sold Short	$37,408,267	$—	$—		$37,408,267
Forward Exchange Contracts	—	306,546	—		306,546
Total Other Financial Instruments	$37,408,267	$306,546	$—		$37,714,813

aIncludes common, convertible preferred and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2016.

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NOTES TO FINANCIAL STATEMENTS

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2016, the reconciliation of assets, is as follows:

												Net Change in
												Unrealized
												Appreciation
								Net	Net			(Depreciation)
	Balance at				Transfers	Transfers		Realized	Unrealized	Balance		on Assets
	Beginning of				Into	Out of	Cost Basis	Gain	Appreciation	at End		Held at
	Year		Purchases	Sales	Level 3[a]	Level 3[b]	Adjustments[c]	(Loss)	(Depreciation)	of Year		Year End
Assets:
Investments in Securities:
Equity Investments:[d]
Auto Components	$10,782,830		$–	$–	$–	$–	$–	$–	$4,101,826	$14,884,656		$4,101,826
Communications Equipment.	47,098,569		–	–	–	–	–	–	103,763,353	150,861,922		103,763,353
Diversified
Telecommunication
Services	–[e]		–	–	–	–	(139,379)	139,379	–	–		–
Energy Equipment &
Services	548,142		–	(261,281)	–	–		(1,578,117)	1,291,256	–		–
Media	–		–	–	815,194	–	–	–	1,020,644	1,835,838		1,020,644
Oil, Gas & Consumable
Fuels	–		2,748,507	–	1,763,897	–	–	–	11,427,546	15,939,950		11,427,546
Corporate Bonds,
Notes and Senior
Floating Rate Interests
in Reorganization	16,582	[e]	–	–	–	(2,266)	–	–	(14,316)	–[e]		–
Companies in Liquidation	2,154,962	[e]	–	–	1,680,146	–	(2,582,941)	2,582,941	(2,154,962)	1,680,146	[e]	–
Total Investments
in Securities	$60,601,085		$2,748,507	$(261,281)	$4,259,237	$(2,266)	$(2,722,320)	$ 1,144,203	$119,435,347	$185,202,512		$120,313,369

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable input. May include amounts related to a corporate action.
bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
dIncludes common and preferred stocks as well as other equity investments.
eIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2016, are as follows:

						Impact to Fair
	Fair Value at			Amount/		Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Weighting		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$14,821,953	Market comparables	EV/EBITDA Multiple	3.6	x	Increase
		Discounted Cash Flow	3 Yr Forward EBITDA Growth Rate	1.01%		Increase
			Discount Rate	10%		Decrease

Communications	150,861,922	Market transactions	Discounted Indicative Bids[b]	50%		Increase
Equipment			Transaction Price[b]	25%		Increase
		Market comparables	EV/EBITDA Multiple	7.5	x	Increase

All Other Investments[c]	19,518,637
Total	$185,202,512

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bInput weighting provided in lieu of amount due to the confidential nature of this information.
cIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

Abbreviations List
EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

15. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar	GO	General Obligation
HSBK	HSBC Bank PLC			PIK	Payment-In-Kind
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

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FRANKLIN MUTUAL QUEST FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Quest Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Quest Fund (the "Fund") (one of the Funds constituting Franklin Mutual Series Funds), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Quest Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $58,879,845 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $39,222,718 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 15.57% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $97,987,591 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $204,698,211 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2016.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	42	Ares Capital Corporation (specialty
c/o Franklin Mutual Advisers, LLC				finance company) (2010-present),
101 John F. Kennedy Parkway				United Natural Foods, Inc. (distributor
Short Hills, NJ 07078-2789				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee and	Trustee since	16	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	Vice Chairman	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway		Chairman		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789		since 2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman	Trustee	Since 2009	16	None
(1947)
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot
Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight;
and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	42	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman	and Chairman of		(2003-present).
101 John F. Kennedy Parkway	of the	the Board since
Short Hills, NJ 07078-2789	Board	2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President, and	2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2789	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway	– AML	May 2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $546,756 for the fiscal year ended December 31, 2016 and $537,536 for the fiscal year                                          ended December 31, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $5,504 the fiscal year ended December 31, 2016 and $2,918 for the fiscal year ended December 31, 2015.  The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $74,500 for the fiscal year ended December 31, 2016 and $82,835 for the fiscal year ended December 31, 2015. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $80,004 for the fiscal year ended December 31, 2016 and $85,753 for the fiscal year ended December 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 24, 2017

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

 Chief Accounting Officer

Date: February 24, 2017